                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 033-50208

            PACIFIC GLOBAL FUND INC. D/B/A PACIFIC ADVISORS FUND INC.
               (Exact name of registrant as specified in charter)

         206 NORTH JACKSON STREET, SUITE 301 GLENDALE, CALIFORNIA 91206
                    (Address of principal executive offices)

       GEORGE A. HENNING 206 N. JACKSON ST., SUITE 301 GLENDALE, CA 91206
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 818-242-6693

Date of fiscal year end:  DECEMBER 31

Date of reporting period:  DECEMBER 31, 2002

Item 1.           Report to Shareholders (filed herewith).

Item 2.           Not applicable.

Item 3.           Not applicable.

Item 4.           (Reserved)

Item 5.           (Reserved)

Item 6.           (Reserved)

Item 7.           (Reserved)

Item 8.           (Reserved)

Item 9. Controls and Procedures. Omitted pursuant to transitional provisions Release 34-47262.

Item 10.          Exhibits

                  (a) Not applicable.

                  (b) Certifications (filed herewith).

                                   [GRAPHIC]

                       ANNUAL REPORT -- DECEMBER 31, 2002

                                     [LOGO]

                                    PACIFIC
                                    ADVISORS
                                       -
                                   FUND INC.

                                 GOVERNMENT SECURITIES fund
                                 INCOME AND EQUITY fund
                                 BALANCED fund
                                 GROWTH fund
                                 MULTI-CAP VALUE fund
                                 SMALL CAP fund

PACIFIC ADVISORS
          table of contents

MESSAGE FROM THE CHAIRMAN......................................................1

GOVERNMENT SECURITIES FUND.....................................................2

INCOME AND EQUITY FUND.........................................................5

BALANCED FUND..................................................................8

GROWTH FUND...................................................................11

MULTI-CAP VALUE FUND..........................................................14

SMALL CAP FUND................................................................17

SCHEDULE OF INVESTMENTS.......................................................21

STATEMENT OF ASSETS AND LIABILITIES...........................................38

STATEMENT OF OPERATIONS.......................................................40

STATEMENT OF CHANGES IN NET ASSETS............................................42

NOTES TO FINANCIAL STATEMENTS.................................................46

FINANCIAL HIGHLIGHTS..........................................................52

                                      MESSAGE
                                            from the chairman

                                   [GRAPHIC]

Fellow Shareholders,

    Silver linings were challenging to find in 2002 as U.S. equity markets continued their downward march. The year began with corporate scandals involving Enron, WorldCom, and Adelphia which were followed by the bankruptcies of US Air and United Airlines. Unfortunately, these kinds of incidents are typical fallout from a market bubble. Though painful to experience as an investor, these corrections are necessary to root out corporate graft, corruption, and inefficiency in order to lay the foundation for a new beginning.

    A new beginning may take a while to gain momentum. The weak performance in the U.S. markets reflects the uncertainty related to the impact of slowing economies in Europe and Asia, as well as, the on-going turmoil in the Middle East and North Korea. Once the market sees resolution of these issues, the seeds for a stronger U.S. economy can take root.

    Although the news focused on the dismal performance of the U.S. equity markets, there were several bright spots. The fixed income and U.S. housing markets both had a banner year. The Federal Reserve lowered interest rates to a 41-year low which enabled many homeowners to refinance their homes fueling a strong housing market. These new found consumer dollars kept spending strong and helped the economy grow at a moderate pace of 2.8%. And even with stronger economic growth inflation remained low.

    In an encouraging sign, during the fourth quarter, business spending showed modest growth and over 85% of the S&P 500 companies reporting earnings met or exceeded expectations. U.S. Government spending also increased significantly to stimulate the economy and fight the war on terrorism. At present, the projected deficits appear reasonable and appropriate. It will, however, be important to monitor Washington's ability to manage spending in light of national, local and global capital needs.

    In 2002, the markets recorded their third consecutive year of declining valuations. The Nasdaq, S&P 500 and DJIA were down -31.53%, -23.37% and -16.76%, respectively. The equity market experienced a deep correction in July followed by a retesting in October, a typical sign of a bear market bottom. Investors, however, largely remained on the sidelines concerned about the possibility of more corporate scandals and demanding resolution in geopolitical hotspots.

    For the past three years, our investment policy focused on capital preservation and effective risk management. The increased risk abatement focus in our family of funds will significantly help set the stage for improved performance. During these difficult market conditions, we believe a strategy of "safety first" is key to positioning the funds for better performance ahead.

    With many bond funds and the housing market coming off of a stellar year, investors may believe that these markets offer the best opportunities in the coming year. We believe that much of the current appreciation potential has already been realized. As the economy improves, we anticipate that interest rates will rise to counter inflation concerns. Therefore, we believe it is an important to avoid making investment decisions based simply on past performance. We encourage you to speak to your financial adviser to determine how best to allocate into these markets.

    As we progress into 2003, we expect the silver linings of the past year to shine brighter. The foundation of a longer-term market recovery is being established. We encourage you to use this down time to meet with your financial adviser to review your investment goals and risk tolerance. Now is a good time to rebalance your portfolio to be well positioned to participate in a market recovery.
[SIGNATURE]
    George A. Henning
    Chairman of the Board and President

PACIFIC ADVISORS
          Government Securities Fund

INVESTS PRIMARILY IN FIXED-INCOME SECURITIES GUARANTEED BY THE U.S. GOVERNMENT OR ITS INSTRUMENTALITIES. THE FUND MAY ALSO INVEST IN OTHER INCOME PRODUCING INSTRUMENTS, INCLUDING DIVIDEND-PAYING COMMON STOCKS, FOR INCOME AND CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGERS
R. "KELLY" KELLY, CIC
RYAN KELLY

FOR THE YEAR ENDED DECEMBER 31, 2002, THE FUND HAD A TOTAL RETURN OF 2.78% FOR CLASS A SHARES, AND 1.98% FOR CLASS C SHARES. THE FUND'S BENCHMARK, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(1), INCREASED 9.29% DURING THE SAME PERIOD.

Q      WHAT ECONOMIC CHALLENGES AND INTEREST RATE RISKS DID THE FUND FACE IN
2002?
A      Persistent economic and market uncertainty posed the greatest challenge to the Fund in 2002. An economic stimulus package by the government and dramatic interest rate cuts by the Federal Reserve in 2001 seemed to foreshadow a strong economic recovery in 2002. Despite economic and fiscal stimulus, business spending failed to increase while consumer spending slowed. A lack of confidence, caused by a number of factors including geopolitical tensions, the declining dollar and a weak job market, prevented a much-needed increase in spending. As a result, economic growth remained inconsistent throughout the year.
       This economic uncertainty also produced interest rate uncertainty. Early signs of economic improvement suggested a rise in interest rates might be on the horizon. As economic growth remained uneven, concerns about a double-dip recession emerged adding the possibility of additional interest rate cuts. This increased the interest rate risk for both short and long-term bonds.

Q      HOW DID THE FUND IMPLEMENT ITS UNIQUE BARBELL STRATEGY LAST YEAR?
A      In response to increased economic and market uncertainty, the Fund heightened its focus on preserving principal and managing risk during 2002. In general, the Fund seeks to adapt to interest rate changes by using a barbell investment strategy. When rates decline, the Fund concentrates its holdings in long-term bonds to lock in higher yields and the potential for capital appreciation. Conversely, when rates rise, the Fund shifts to a more defensive position by moving into short-term bonds.
       This barbell strategy differs significantly from the traditional laddered approach where a fund buys equal amounts of bonds at different maturities spanning a set period of time. While this strategy performed well over the past few years, the risk for intermediate and long-term laddered portfolios increased significantly as a result of historically low interest rates.
       During 2002, intermediate-term bonds offered some of the best yield opportunities. These bonds also carried increasing risk as rates continued to fall. Therefore, the Fund created an intermediate-term barbell using a combination of short and long-term bonds. This strategy enhanced the Fund's yield and total return without exposing it to significant interest rate risk. In addition to treasuries, the Fund also invested a portion of its portfolio in government agency bonds, which offered more attractive yield opportunities. With this adaptive strategy, the Fund successfully managed risk and preserved principal while achieving modest growth.

Q      HOW IS THE FUND USING EQUITY POSITIONS IN THE PORTFOLIO?
A      Equity investments remain an important part of the Fund's investment strategy. The Fund can invest up to 20% of its portfolio in high-quality, dividend-paying common stocks. These positions offer additional income and help provide a hedge against inflation.
       In the first six months of the year, the Fund reduced its equity exposure in response to the impact of corporate scandals on the equity market. Market lows reached in July and October presented the Fund with a number of opportunities to acquire stocks at attractive prices. In the 4th quarter, the Fund began taking advantage of these opportunities and increased its equity exposure. This provided the Fund with additional income as well as the opportunity for capital appreciation as the equity market recovers.

Q      WHAT ARE THE INTEREST RATE RISKS AS THE ECONOMY RECOVERS?
A      The long-term outlook continues to favor an increase in interest rates.
Economic growth is expected to accelerate in 2003 as a result of increased government spending, historically low interest rates and improved productivity. At some point, accelerating economic growth will increase the threat of inflation leading the Fed to raise short-term interest rates. The Fed could begin raising rates by late 2003. When this occurs, interest rates on short-term bonds will experience the most volatility.
       In the meantime, as we near the bottom of the interest rate cycle, intermediate and long-term bonds and bond funds are the most susceptible to price depreciation. FOR EXAMPLE, IF INTEREST RATES ROSE ONLY 1/2%, A 20-YEAR ZERO COUPON BOND WOULD DECLINE IN VALUE BY APPROXIMATELY 10%.
        As these economic and interest rate shifts occur, different areas of the bond market will lead in performance, which illustrates the benefit of the Fund's dynamic barbell strategy. By adapting to interest rate changes, the Fund can take advantage of the best opportunities for income and capital appreciation while minimizing its position in the areas of the bond market with the greatest interest rate risk.

Q      WHAT OPPORTUNITIES HAS THE FUND CREATED FOR ITSELF GOING INTO 2003?
A      As we head into the New Year, the economic environment remains uncertain.
While we expect economic recovery will continue, until corporate and consumer spending increases, it will likely remain sluggish and inconsistent. Once we receive greater clarity in the situation with Iraq and other geopolitical conflicts, we should see an increase in spending and economic growth. In addition, we expect the approaching presidential election will increase the pressure for effective economic and fiscal stimulus providing a major catalyst to economic growth.
       The first six months of the year will likely bring a continuation of market volatility and interest rate uncertainty. By mid-year, we expect to see greater improvement in the economy, which would be followed by a rise in long-term interest rates. Depending on the strength of the recovery, the Fed may begin raising short-term rates by year-end. The Fund will continue to maintain an adaptive investment strategy in the coming year and is well positioned to manage continued uncertainty in the market.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/02

[GRAPHIC]

1.  U.S. TREASURY BONDS                        39.16%
2.  U.S. GOVERNMENT AGENCIES                   31.44%
3.  U.S. TREASURY BILLS                        14.28%
4.  EQUITIES                                   10.53%
5.  CASH                                        3.90%
6.  U.S. TREASURY NOTES                         0.69%

1    The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

PACIFIC ADVISORS
          Government Securities Fund continued

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Government Securities Fund, Class A shares, on February 8, 1993 compared to the growth of the Lehman Intermediate T-Bond Index(2).

                    GOVERNMENT SECURITIES FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 GOVERNMENT SECURITIES FUND  LEHMAN T-BOND INDEX
       Feb-1993                      $9,525              $10,000
       Dec-1993                      $9,557              $10,826
       Dec-1994                      $9,543              $10,604
       Dec-1995                     $11,600              $12,140
       Dec-1996                     $11,235              $12,622
       Dec-1997                     $12,552              $13,590
       Dec-1998                     $14,789              $14,764
       Dec-1999                     $14,065              $14,829
       Dec-2000                     $16,656              $16,339
       Dec-2001                     $16,574              $17,643
     12/31/2002                     $17,035              $19,282

Average Annual Compounded Return for period ending December 31, 2002 (Class A shares)

One Year           -2.14%
Five Year           5.24%
Inception           5.51%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 4.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
2    The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

                                      PACIFIC ADVISORS
                                               Income and Equity Fund

INVESTS PRIMARILY IN INVESTMENT-GRADE FIXED-INCOME SECURITIES. THE FUND MAY ALSO INVEST IN STOCKS FOR LONG-TERM CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGERS
THOMAS H. HANSON
STEPHEN K. BACHE, CFA

FOR THE YEAR ENDED DECEMBER 31, 2002, THE FUND HAD A TOTAL RETURN OF -0.92% FOR CLASS A SHARES, AND -1.60% FOR CLASS C SHARES. THE FUND'S BENCHMARK, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(1), RETURNED 9.29% DURING THE SAME PERIOD.

Q      WHY DID THE FUND'S PERFORMANCE DIFFER SIGNIFICANTLY FROM THAT OF ITS
BENCHMARK?
A      The Lehman Intermediate Treasury Bond Index is a good performance benchmark for the fixed income portion of the Fund, but it does not reflect the impact of equity investments on the Fund's portfolio. The Fund's investment strategy has always included maintaining approximately 20% of its assets in high-quality, dividend-paying common stocks. This provides the more conservative investor with additional capital appreciation potential as a hedge against inflation. In 2002, the Lehman Intermediate T-Bond Index, returned 9.29% while the S&P 500, a common measure of overall performance in the equity market, returned -23.37%. Since such a significant portion of the portfolio is invested in equities, the Fund's return would be more accurately compared to a blend of these two indices.

Q      WHAT CHALLENGES DID THE FUND FACE DURING 2002?
A      In 2002, the greatest challenge was managing ongoing market volatility. A wave of corporate scandals touched off a market decline in the second quarter. Uneven economic growth, coupled with geopolitical concerns, continued to create an uncertain economic environment throughout the remainder of the year. These conditions required an adaptive investment strategy focused on preserving principal and managing risk.
       The equity market suffered the most as a result of persistent economic uncertainty. As the year progressed, investors grew increasingly pessimistic and eager to sell at the first sign of bad news. As a result, market leadership rotated frequently and equity values remained depressed throughout the year.
       The uncertain economic outlook also created an unpredictable interest rate environment. At the beginning of the year, early signs of economic improvement led the market to anticipate an eventual rise in interest rates. Inconsistent economic data and concerns about a double-dip recession soon made further interest rate cuts a possibility as well. These conditions resulted in a weak and uneven recovery in the corporate bond market.

Q      WHAT WAS THE FUND'S INVESTMENT STRATEGY LAST YEAR?
A      On the bond side of the portfolio, the Fund concentrated its holdings in intermediate-term (5-7 years), investment grade corporate bonds. Given the tentative interest rate environment, these bonds offered the most attractive yields with the lowest price volatility. The Fund also committed a portion of its bond portfolio to short-term (0-2 years) corporate bonds as a substitute for low-yielding money market investments. These short-term positions also provide the Fund with the liquidity necessary to take advantage of new opportunities when the economy stabilizes and interest rates begin to rise.
       In response to indefinite market volatility, the Fund reduced its equity exposure during 2002. The Fund also managed risk by rebalancing its equity portfolio to move out of weaker performing stocks or sectors and into stronger areas of the market. While implementing this strategy, the Fund continued to concentrate its equity holdings in high-quality companies with above average dividends such as HOSPITALITY PROPERTIES, CAREMARK RX and KELLOGG.
       Over the course of the year, the Fund also added significantly to its preferred stock position.

PACIFIC ADVISORS
          Income and Equity Fund continued

The Fund looked to increase portfolio income with high quality preferred stocks such as ING CAPITAL FUNDING and FARMERS GROUP CAPITAL.
       Market conditions led the Fund to focus on preservation of capital and implement a more defensive strategy during the course of the year. This strategy helped the Fund successfully manage risk and limit losses while leaving the Fund well positioned to benefit from a market recovery.

Q      WHAT ROLE SHOULD THE INCOME AND EQUITY FUND PLAY IN AN INVESTOR'S
PORTFOLIO?
A      The Income and Equity Fund provides conservative investors with a unique investment opportunity. Many funds offer a large equity portfolio supplemented by a smaller corporate bond component. These funds typically assume more risk as a result of greater exposure to the equity market.
       Few funds, however, offer a bond portfolio supplemented by a conservative equity component. The Fund's equity component adds to the Fund's income, helps act as a hedge against inflation and provides additional diversification. The Fund limits its equity exposure to approximately 20% and focuses on large, well-established companies with strong earnings growth. Therefore, the Fund's is able to benefit from the equity market without substantially increasing risk.
       For the older or more conservative investors, the Income and Equity Fund could serve as a core investment. Younger and more aggressive investors should consider investing a portion of their portfolio in the Fund to gain exposure to the corporate bond market and achieve greater diversification.

Q      HOW WILL THE FUND CAPITALIZE ON IMPROVING ECONOMIC CONDITIONS IN 2003?
A      The economy began to recover last year, albeit at a slow and uneven pace.
Economic growth improved dramatically from 0.3% in 2001 to 2.8% in 2002. Low interest rates, low inflation, and improving productivity should lead to continued economic improvement in 2003.
       Despite a long awaited recovery in corporate earnings and modest economic growth, the market did not improve much during 2002. Corporate scandals and geopolitical concerns overshadowed these improvements and stalled recovery. A number of indicators suggest the market is near a bottom and well positioned for a rally. A sustainable uptrend, however, will not occur until the market sees some resolution to the conflict with Iraq and other geopolitical situations. While we expect improved market performance next year, we also expect continued volatility as recovery progresses.
       Continued economic recovery should lead to an eventual rise in interest rates. When rates rise, the Fund will take advantage of opportunities to lock in higher yields. The Fund's equity portfolio is well positioned in companies that should benefit early on from a market recovery. Improved market conditions and an adaptive investment strategy should provide the Fund with the opportunity for improved performance in the coming year.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/02

[GRAPHIC]

1.  CORPORATE BONDS                            63.58%
2.  EQUITIES                                   15.86%
3.  PREFERRED STOCK                            10.92%
4.  CASH                                        8.25%
5.  FOREIGN BONDS                               1.39%

1    The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Income & Equity Fund, Class A shares, on February 8, 1993 compared to the growth of the Lehman Intermediate T-Bond Index(2).

                    INCOME AND EQUITY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 INCOME AND EQUITY FUND  LEHMAN T-BOND INDEX
       Feb-1993                  $9,525              $10,000
       Dec-1993                  $9,630              $10,826
       Dec-1994                  $9,725              $10,604
       Dec-1995                 $10,905              $12,140
       Dec-1996                 $11,100              $12,622
       Dec-1997                 $12,166              $13,590
       Dec-1998                 $13,643              $14,764
       Dec-1999                 $13,685              $14,829
       Dec-2000                 $14,510              $16,339
       Dec-2001                 $14,892              $17,643
     12/31/2002                 $14,755              $19,282

Average Annual Compounded Return for period ending December 31, 2002 (Class A shares)

One Year           -5.59%
Five Year           2.89%
Inception           3.99%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 4.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
2    The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

PACIFIC ADVISORS
          Balanced Fund

INVESTS PRIMARILY IN LARGE AND MEDIUM CAP COMMON STOCKS WITH AT LEAST 25% OF THE ASSETS INVESTED IN FIXED-INCOME SECURITIES.

INTERVIEW WITH PORTFOLIO MANAGER
STEPHEN K. BACHE, CFA

FOR THE YEAR ENDED DECEMBER 31, 2002, THE FUND HAD A TOTAL RETURN OF -5.05% FOR CLASS A SHARES, AND -5.49% FOR CLASS C SHARES. DURING THE SAME PERIOD, THE FUND'S BENCHMARKS, THE S&P 500 INDEX(1) AND THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(2), RETURNED -23.37% AND 9.29%, RESPECTIVELY.

Q      WHAT WAS THE FUND'S INVESTMENT STRATEGY IN 2002?
A      The equity market suffered through another disappointing year in 2002.
Despite modest economic improvement and renewed growth in corporate earnings, investors remained pessimistic. Corporate scandals and escalating geopolitical tensions created volatile market conditions throughout the year.
       The Fund continued to manage its equity portfolio with a defensive strategy. The Fund reduced its exposure to the market by keeping its equity position around 50%. The Fund continued to maintain and select equity investments in high-quality companies offering growth at a reasonable price. Over the course of the year, the Fund sold some weaker performing positions and, when available, took advantage of the opportunity to acquire attractive positions at discounted prices. New additions to the Fund included H&R BLOCK, SEALED AIR, and ELECTRONIC DATA SYSTEMS.
       Signs of economic recovery earlier in the year led to the anticipation of higher interest rates. In response, the Fund rotated out of some long-term bond positions and concentrated its bond holdings in intermediate-term, investment grade corporate bonds. When adding new positions, the Fund looked for bonds poised to benefit from a corporate turnaround or an improved credit rating, such as ILLINOIS POWER and PACIFIC GAS TRANSMISSION. Although economic uncertainty prevented rates from rising, these intermediate positions provided the Fund with attractive yields while limiting its exposure to interest rate risk.
       During the course of the year, the Fund also increased its position in short-term (0-2 years) corporate bonds as a substitute for cash. These positions provided the Fund with liquidity and investment flexibility while offering a higher yield than money market instruments. When interest rates eventually rise, this liquidity will allow the Fund to lock in higher yields and capital appreciation by purchasing longer-term bonds.
       The Fund will continue to maintain a more defensive equity strategy and adaptive bond strategy until volatility subsides and gives way to a more predictable course in both the bond and equity markets.

Q      THE FUND SIGNIFICANTLY OUTPERFORMED THE OVERALL MARKET AND THE CATEGORY
AVERAGE OF -11.72% FOR ALL BALANCED FUNDS. HOW DID THE FUND MANAGE RISK SO SUCCESSFULLY?
A      Volatile market conditions in 2002 created few star performances. Given this environment, the Fund focused on protecting principal, minimizing risk and positioning itself to benefit from a market recovery. Successful risk management often requires a slightly different strategy on the bond and equity sides of the portfolio since the bond and equity markets behave differently.
       On the bond side, the Fund managed interest rate risk by managing to the yield curve. The Fund focused on intermediate-term bonds, which tend to be less sensitive to interest rate movements. The Fund also managed risk by maintaining and acquiring higher quality bonds less sensitive to price volatility.
       On the equity side, the Fund managed risk through careful stock selection and diversification. The Fund has always sought to invest in well-established, high-quality companies with good earnings and stable growth, such as VIACOM, BRISTOL MYERS SQUIBB, and RELIANCE STEEL. These positions benefited the Fund last year by maintaining their valuations in a difficult market. While market volatility increased the number of stocks trading at historical lows, not all of these price declines represented true buying opportunities. The Fund only added to its portfolio when it found positions that met its other investment criteria.

Q      WHAT ARE THE CURRENT MARKET RISKS?
A      Economic growth improved but remained sluggish and uneven in 2002.
Despite better economic conditions and an end to the corporate profit recession, investors remained pessimistic. A number of problems, ranging from corporate scandals to geopolitical concerns, led to persistent market volatility.
       A number of factors could prevent or delay market recovery in the coming year. Stalled economic growth would alter the outlook for corporate profits and keep investors on the sidelines. While economic growth should continue, factors such as a substantial rise in inflation or a terrorist attack could halt growth. Prolonged geopolitical uncertainty would also have a profound impact on the market. At present, investors are most concerned with the situation in Iraq, but tensions in other areas of the world, such as North Korea, could create additional concerns. Investors will remain hesitant to take on additional market risk until these uncertainties subside. Finally, a number of countries from Latin America to Europe and Asia are facing economic problems or crises. Depending on how severe these problems become, they could impact U.S. markets.

Q      WHAT IS THE OUTLOOK FOR THE MARKET AND THE ECONOMY NEXT YEAR?
A      Once again, we anticipate continued economic improvement in 2003. But until businesses and consumers feel confident enough to increase spending, economic growth will remain uneven. And confidence will not improve until we see some resolution to present geopolitical conflicts. By mid-year, greater geopolitical certainty should provide a significant catalyst to economic recovery. We expect these developments will give way to improved market performance, but the market will likely remain volatile as it enters a recovery phase.
       The Fund will continue to employ a defensive equity strategy until volatility subsides. As it did in 2002, the Fund will look to take advantage of buying opportunities when they arise. While interest rates did not rise as soon as initially expected, we continue to anticipate an eventual increase once economic recovery stabilizes. As rates rise, the Fund will gradually rotate out of its short-term bond positions and lock in higher yields with longer-term bonds.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/02

[GRAPHIC]

1.  CORPORATE BONDS                            49.45%
2.  EQUITIES                                   45.58%
3.  CASH                                        4.97%

1    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
2    The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

PACIFIC ADVISORS
          Balanced Fund continued

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Balanced Fund, Class A shares, on February 8, 1993 compared to the growth of the S&P 500(2) and Lehman Intermediate T-Bond(3) Indices.

                        BALANCED FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 BALANCED FUND  S&P 500 INDEX  LEHMAN T-BOND INDEX
       Feb-1993         $9,425        $10,000              $10,000
       Dec-1993         $9,423        $10,706              $10,826
       Dec-1994         $9,195        $10,541              $10,604
       Dec-1995         $9,996        $14,137              $12,140
       Dec-1996        $11,587        $17,348              $12,622
       Dec-1997        $13,353        $22,728              $13,590
       Dec-1998        $14,379        $28,789              $14,764
       Dec-1999        $16,206        $34,412              $14,829
       Dec-2000        $17,825        $30,922              $16,339
       Dec-2001        $16,978        $26,890              $17,643
     12/31/2002        $16,120        $20,606              $19,282

Average Annual Compounded Return for period ending December 31, 2002 (Class A shares)

One Year           -10.46%
Five Year            2.62%
Inception            4.95%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
2    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
3    The Lehman Treasury Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

                                      PACIFIC ADVISORS
                                               Growth Fund

INVESTS PRIMARILY IN COMPANIES THAT ARE A PART OF THE S&P 500 COMPOSITE INDEX(1) OR THE NASDAQ 100 INDEX(2).

INTERVIEW WITH PORTFOLIO MANAGER
THOMAS H. HANSON

FOR THE YEAR ENDED DECEMBER 31, 2002, THE FUND HAD A LOSS OF -22.16% FOR
CLASS A SHARES, AND -22.64% FOR CLASS C SHARES. THE FUND'S BENCHMARKS, THE S&P 500 AND THE NASDAQ 100, DECLINED -23.37% AND -37.58%, RESPECTIVELY, DURING THE SAME PERIOD.

Q      WHAT WAS THE FUND'S INVESTMENT STRATEGY DURING THE PAST YEAR?
A      In 2002, the market remained event driven resulting in persistent volatility and a lack of sustained market leadership. Last year marked the third straight year of decline for the equity markets, a first for the market in over 60 years. Growth stocks in particular continued to perform poorly. In response, the Fund maintained a defensive and adaptive investment strategy to manage risk and minimize losses.
       The Fund's strategy has always been to follow market leadership by rotating out of weaker stocks and sectors and moving into those stocks and sectors representing new leadership in the market. The frequent change in market leadership during 2002 significantly accelerated the pace of the Fund's buy and hold strategy. For example, the Fund invested in the oil services and energy sector when it was leading the market in March of last year. When that sector began to weaken early in the 4th quarter, the Fund left that area of the market and moved into the stronger and more defensive healthcare sector.
       While implementing this adaptive strategy, the Fund worked to manage risk through diversification. The Fund diversified across sectors and market capitalizations to limit its exposure in any one area of the market. As a result of this adaptive strategy, the Fund successfully managed increased market risk and achieved better performance than its benchmarks, the S&P 500 and the Nasdaq 100.

Q      WHAT IS THE RELATIONSHIP BETWEEN RISK AND REWARD WHEN INVESTING IN GROWTH
STOCKS?
A      Since growth stocks represent companies with accelerating earnings growth, they typically comprise one of the more aggressive areas of the equity market. As we saw in the late '90s, growth stocks can offer high reward potential. And, as we have been painfully reminded in last several years, the greater the reward the greater the risk. As a result of the unprecedented overvaluation of growth stocks in the '90s, the current correction has been particularly steep and prolonged.
       While risk management cannot prevent loss, it can help limit losses during periods of poor performance. If it becomes evident a stock cannot sustain its growth rate and meet performance expectations, the Fund sells its position. Diversification and a willingness to take profits helped the fund limit losses and take advantage of limited opportunities for capital appreciation in 2002.

Q      WHEN WILL WE SEE A RECOVERY IN THE GROWTH AREA OF THE MARKET?
A      Economic recovery progressed much slower than anticipated in 2002.
Nevertheless, we did see promising signs including improved economic growth, a recovery in corporate earnings, improved productivity and early signs of an increase in business spending. With interest rates at historic lows and the government committed to providing any necessary stimulus, economic recovery should continue in 2003. A resolution to geopolitical uncertainty would provide a strong catalyst for a market recovery. As uncertainties subside and the market begins to fully appreciate these developments, performance for growth stocks and the Fund should improve.

Q      SHOULD INVESTORS CONTINUE TO INVEST IN GROWTH STOCKS?
A      The last few years have been difficult and frustrating for growth investors to say the least. These conditions make it tempting to dismiss the value of growth stocks altogether. Growth stocks,

PACIFIC ADVISORS
          Growth Fund continued

however, still play an important role in a diversified portfolio. The amount of an investor's portfolio allocated to growth stocks should depend on the investor's individual risk/reward profile.
       Different areas of the market perform well at different times and under different conditions. Growth companies, and by extension growth stocks, perform best when economic growth is strong. In 2002, the economy began to recover and corporate earnings began to improve. As recovery continues, growth stocks should receive greater market recognition and experience improved performance. Most gains associated with a recovery occur early in the recovery cycle. Investors sitting on the sidelines waiting for confirmation of a recovery can miss this valuable opportunity.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/02

[GRAPHIC]

1.  EQUITIES                                   80.09%
2.  CASH                                       19.91%

1    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
2    The Nasdaq 100 Stock Index is an unmanaged, weighted measure of the 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund, do not reflect management fees or expenses.

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Growth Fund, Class A shares, on May 1, 1999 compared to the growth of the S&P 500(2) and Nasdaq 100(3) Indices.

                        GROWTH FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 GROWTH FUND  S&P 500 INDEX  NASDAQ 100 INDEX
       May-1999      $10,000        $10,000           $10,000
       Dec-1999      $11,875        $11,953           $20,109
       Dec-2000      $10,002        $10,741           $12,701
       Dec-2001       $7,163         $9,340            $8,554
     12/31/2002       $5,576         $7,158            $5,339

Average Annual Compounded Return for period ending December 31, 2002 (Class A shares)

One Year           -26.74%
Inception          -16.49%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
2    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
3    The Nasdaq 100 Stock Index is an unmanaged, weighted measure of the 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund, do not reflect management fees or expenses.

PACIFIC ADVISORS
          Multi-Cap Value Fund

INVESTS IN A DIVERSIFIED PORTFOLIO OF LARGE TO SMALL CAPITALIZATION COMPANIES USING AN ACTIVELY MANAGED, VALUE-BASED INVESTMENT APPROACH.

INTERVIEW WITH PORTFOLIO MANAGER
SHELLY J. MEYERS

THE MULTI-CAP VALUE FUND BEGAN OPERATIONS ON APRIL 1, 2002. THIS FUND IS FOR INVESTORS WITH A LONG-TERM INVESTMENT HORIZON SEEKING AN ACTIVELY MANAGED FUND WITH A VALUE-STYLE INVESTMENT STRATEGY. THE FUND INVESTS AT LEAST 60% OF ITS ASSETS IN EQUITY SECURITIES OF COMPANIES WITH MARKET CAPITALIZATIONS OF AT LEAST $2 BILLION, BUT MAY INVEST IN COMPANIES IN ALL RANGES OF MARKET CAPITALIZATION.

FROM APRIL 1 THROUGH DECEMBER 31, 2002, CLASS A SHARES RETURNED -20.50% AND CLASS C SHARES RETURNED -20.90%. FOR THE YEAR ENDED DECEMBER 31, 2002, THE FUND'S BENCHMARK, THE S&P 500(1), RETURNED -23.37%.

Q      WHAT IS THE FUND'S INVESTMENT STRATEGY?
A      The Fund aims to achieve long-term capital appreciation by investing in undervalued small, mid and large cap stocks. Companies are considered or selected for investment when analysis demonstrates strong fundamentals, high intrinsic value and the presence of a price catalyst.
       Investment selection begins by looking for companies with solid fundamentals including, a strong balance sheet, competent management team and sound business strategy. Next, the Fund looks at a company's market valuation. The Fund specifically looks for companies undervalued by the market which provide an attractive opportunity for capital appreciation. Finally, the Fund looks for a price catalyst, an internal or external event, that will help the company gain market recognition and capital appreciation. The Fund monitors its investments to ensure that they continue to meet these criteria and add value to the Fund.
       This strategy stems from the belief that, in the long run, the market always recognizes and rewards value. As a result, the Fund maintains a long-term focus and will not chase short-term market trends. As long as they continue to meet the Fund's investment criteria, positions are typically held for a period of 1-3 years to allow sufficient time for the market to reward value. While the Fund operates with a long-term perspective, it does not ignore the impact of changing market conditions. The Fund seeks to minimize market risk by maintaining a disciplined strategy and a well diversified portfolio.

Q      WHAT WERE THE CHALLENGES OF STARTING A NEW FUND IN 2002?
A      In 2002, prolonged economic uncertainty and market volatility presented the Fund with unique challenges and opportunities. Early in the year, as the Fund built its portfolio, the greatest challenge was sifting through the casualties of the market retreat to select the best buying opportunities. The Fund acquired a number of solid companies with the ability to add value to the Fund over time including, CISCO SYSTEMS, EMC, GAP, and SOLA INTERNATIONAL. As a new fund, the Fund benefited from its large cash position, which allowed it to take advantage of these opportunities and create a diversified portfolio.
       As the portfolio grew, the Fund focused on risk management. An important part of this process was remaining focused on, and committed to, the Fund's long-term investment strategy. This allowed the Fund to adapt to short-term market conditions while continuing to make investment decisions that would help the Fund achieve its long-term investment objective. The Fund also managed risk through diversification and careful stock selection. We believe this strategy successfully minimized the Fund's risk while positioning the Fund for long-term success.

Q      WHAT ARE THE ADVANTAGES OF INVESTING IN A NEW FUND?
A      Investing in a new fund during 2002 provided investors with the opportunity to enter the market near its bottom. This typically puts investors in a good position to benefit from improved market conditions without trying to time the market. As the market correction has persisted, the opportunity to take advantage of this benefit still exists.

Q      WHEN DO YOU EXPECT AN IMPROVEMENT IN MARKET PERFORMANCE?
A      Despite tumultuous conditions last year, the economy and the market showed some improvement. Economic growth rose to 2.8% and a number of indicators late in the year suggested the market was nearing a bottom. With low inflation, low interest rates and improving productivity, the environment is right for continued improvement heading into 2003. A resolution to existing geopolitical uncertainties would serve as a major catalyst to economic recovery while providing greater market predictability.
       While we expect improved market performance, heightened market volatility will remain until present geopolitical uncertainties dissipate. Market conditions last year allowed the Fund to acquire a solid portfolio of value companies at discounted prices. The Fund is well positioned to benefit from improving market conditions and take advantage of additional investment opportunities in the coming year.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/02

[GRAPHIC]

1.  EQUITIES                                   90.42%
2.  CASH                                        9.58%

1    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

PACIFIC ADVISORS
          Multi-Cap Value Fund continued

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Multi-Cap Value Fund, Class A shares, on April 1, 2002 compared to the growth of the S&P 500(2).

                        MULTI-CAP VALUE FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 MULTI-CAP VALUE FUND  S&P 500 INDEX
       Apr-2002               $10,000        $10,000
     12/31/2002                $7,493         $7,663

Average Annual Compounded Return for period ending December 31, 2002 (Class A shares)

Inception          -31.92%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
2    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

                                      PACIFIC ADVISORS
                                               Small Cap Fund

INVESTS PRIMARILY IN SMALL COMPANY VALUE STOCKS WITH AN AVERAGE MARKET CAP BELOW $500M. THE FUND FOCUSES ON COMPANIES WITH STRONG EARNINGS AND GROWTH POTENTIAL.

INTERVIEW WITH PORTFOLIO MANAGERS
GEORGE A. HENNING
THOMAS H. HANSON

FOR THE YEAR ENDED DECEMBER 31, 2002, THE FUND HAD A TOTAL RETURN OF -32.20% FOR CLASS A SHARES, AND -33.27% FOR CLASS C SHARES. THE FUND'S BENCHMARK, THE RUSSELL 2000 STOCK INDEX(1), RETURNED -21.58% FOR THE SAME PERIOD.

Q      AFTER A STRONG YEAR IN 2001, WHY DID SMALL CAP STOCKS UNDERPERFORM IN
2002?
A      Small cap stocks started the year on a good note with strong performance in the 1st quarter. In March, a wave of corporate scandals touched off a market decline. Market sentiment grew increasingly pessimistic as inconsistent economic data and emerging geopolitical threats raised additional concerns. The market deteriorated, reaching a low in July. After a brief rebound, the market bottomed again in October and went on to record its third consecutive year of negative performance.
       As is typical in this kind of event-driven market, investors sold on any sign of bad news, whether real or perceived. For example, when economic data indicated weaker than expected economic growth, investors assumed business would suffer across the board without considering individual company fundamentals. Even with double digit growth in revenues and earnings, SONIC AUTOMOTIVE, one of the Fund's largest positions, lost 50% of its value due to this phenomenon. Despite the lack current market recognition, Sonic's solid fundamentals and strong growth potential make it the kind of company the Fund seeks to invest in.
       A similar situation developed in the aftermath of the corporate scandals. In light of new accounting standards, many companies initiated independent reviews of past earnings. The market punished these companies for "guilt by association" despite no actual presence of fraud. Another one of the Fund's positions, CARREKER CORPORATION, fell victim to these circumstances. While it will restate its revenues in response to new accounting requirements, its position as one of the leading providers of software solutions to financial institutions remains unchanged.
       In many cases, small cap stocks continued to report solid growth in revenue and earnings. Market conditions, however, made it difficult for these companies to receive their due recognition. As a result, small cap stocks performed poorly in 2002.

Q      HOW DID THE FUND IMPLEMENT ITS INVESTMENT STRATEGY LAST YEAR?
A      Volatile market conditions led the Fund to maintain a defensive investment strategy last year. The Fund concentrated its holdings in sectors expected to perform well in a slower economy. These positions included CARBO CERAMICS and CHESAPEAKE ENERGY in the energy sector, financial companies such as NARA BANK and EAST WEST BANK and healthcare issues such as AMERICA SERVICE GROUP. When possible, the Fund took advantage of opportunities to add to these positions and acquire other attractive companies including CALLAWAY GOLF and TEAM, INC.
       Many of these companies continued to report record growth in earnings while maintaining dominant positions in their respective industries. Poor market conditions, however, prevented them from receiving greater market recognition and price appreciation. A full reassessment of the portfolio has shown that the Fund's positions are being overly discounted by the market, but the inherent values of these companies remain exceptional.

Q      WHAT POSITIONS PERFORMED WELL FOR THE FUND IN 2002?
A      One of the Fund's strongest performances last year came from AMERICA
SERVICE GROUP (ASGR), a leading provider of healthcare services to correctional facilities. ASGR made a solid recovery

PACIFIC ADVISORS
          Small Cap Fund continued

last year after renegotiating their contracts to guarantee revenue and protect against losses. In addition, ASGR experienced record growth and remained a leader in their industry.
       Investors remained skeptical and hesitant to commit to stocks, even stocks with good performance, throughout 2002. As a result, the market produced few superstars last year. Many of the Fund's positions, such as FIRST CASH FINANCIAL SERVICES and ELCOR, added value to the Fund by simply maintaining or achieving modest improvement in their valuations.

Q      WHAT IS THE OUTLOOK FOR SMALL CAP STOCKS IN THE COMING YEAR?
A      In 2002, we saw the beginning of an economic recovery as evidenced by a significant improvement in economic growth and an end to the corporate profit recession. The market failed to fully appreciate these achievements because of concerns raised by corporate scandals and geopolitical tensions.
       Economic growth is expected to accelerate next year in response to low interest rates, improving productivity and the government's commitment to providing economic stimulus. Technical indicators in the latter part of 2002 suggest that the market is also poised for a recovery in the coming year. Strong and sustained improvement in both the economy and the market, however, will depend heavily on greater clarity in the situation with Iraq and other geopolitical conflicts.
       While the market will likely remain volatile as it transitions into a recovery phase, we do expect improved performance next year. Although large cap stocks may be the first to benefit from a recovery, we anticipate improved performance in small cap stocks as well. The Fund will continue to maintain a defensive strategy until market volatility subsides. The Fund is well positioned to benefit from further economic improvement with companies that will perform well in a slow or recovering economy.

    -------------------------------------------------------
    INVESTMENT MIX as of 12/31/02

[GRAPHIC]

1.  EQUITIES                                   100.00%

1    The Russell 2000 Stock Index is an unmanaged, market-weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. The Russell 2000 Stock Index does not take capital gains into consideration, and, unlike the Fund, does not reflect the effects of management fees or expenses.

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Small Cap Fund, Class A shares, on February 8, 1993 compared to the growth of the Russell 2000 Index(2).

                        SMALL CAP FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 SMALL CAP FUND  RUSSELL 2000 INDEX
       Feb-1993          $9,425             $10,000
       Dec-1993         $11,319             $11,700
       Dec-1994         $10,870             $11,328
       Dec-1995         $12,771             $14,297
       Dec-1996         $18,352             $16,407
       Dec-1997         $19,628             $19,774
       Dec-1998         $16,379             $19,092
       Dec-1999         $13,800             $22,837
       Dec-2000         $15,570             $21,878
       Dec-2001         $18,720             $22,103
     12/31/2002         $12,692             $17,334

Average Annual Compounded Return for period ending December 31, 2002 (Class A shares)

One Year           -36.10%
Five Year           -9.45%
Inception            3.03%

----------------------------------

1    Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
2    The Russell 2000 Stock Index is an unmanaged, market weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. The Russell 2000 Stock Index does not take capital gains into consideration, and, unlike the Fund, does not reflect the effects of management fees or expenses.

PACIFIC ADVISORS
          financial statements

                                   [GRAPHIC]

                  PACIFIC ADVISORS GOVERNMENT SECURITIES FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

                                          Principal
                                             Amount        Value
----------------------------------------------------------------
US GOVERNMENT SECURITIES - 83.93%
US Treasury Bonds
         US Treasury Bond 7.125%
         02/15/23                         $ 660,000  $   849,904
         US Treasury Bond 7.50% 11/15/24    600,000      809,227
         US Treasury Bond 7.625%
         11/15/22                           600,000      811,219
         US Treasury Bond 7.625%
         02/15/25                           600,000      820,031
         US Treasury Bond 8.125%
         08/15/19                           670,000      933,237
         US Treasury Bond 8.125%
         08/15/21                           650,000      914,723
         US Treasury Bond 8.75% 11/15/08    580,000      616,227
----------------------------------------------------------------

                                                       5,754,568
----------------------------------------------------------------

US Treasury Note
         US Treasury Note 3.875%
         07/31/03                           100,000      101,531
----------------------------------------------------------------

US Treasury Bill
         US Treasury Bill 01/23/03        2,100,000    2,098,637
----------------------------------------------------------------

US Government Agencies
         Federal Farm Credit Bank 6.125%
         12/29/15                           520,000      596,939
         Federal Home Loan Bank 11/14/11    830,000      805,100
         Federal Home Loan Bank 5.00%
         02/14/03                           750,000      753,238
         Federal Home Loan Bank 5.50%
         08/15/16                           700,000      756,658
         Federal Home Loan Bank 6.25%
         10/15/31                            53,497       53,460
         Federal National Mortgage
         Association 6.05% 03/27/09         500,000      505,129
         Federal National Mortgage
         Association 6.40% 05/14/09         500,000      527,124
         Federal National Mortgage
         Association 6.60% 07/16/07         580,000      622,942
----------------------------------------------------------------

                                                       4,620,590
----------------------------------------------------------------
TOTAL US GOVERNMENT SECURITIES
         (Cost: $12,388,206)                          12,575,326
                                                     -----------

                                          Number of
                                             Shares        Value
----------------------------------------------------------------
COMMON STOCK - 10.33%
Communications
         SK Telecom ADR                      10,000      213,500
----------------------------------------------------------------

Telephone Systems
         Telecom Corporation New Zealand
         ADR                                 13,500      258,120
         Telefonos De Mexico                  8,500      271,830
----------------------------------------------------------------

                                                         529,950
----------------------------------------------------------------

Utilities - Electric
         Nisource, Inc.                      14,700      294,000
         Pepco Holding, Inc.                 12,500      242,375
----------------------------------------------------------------

                                                         536,375
----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                  PACIFIC ADVISORS GOVERNMENT SECURITIES FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares        Value
----------------------------------------------------------------
COMMON STOCK CONTINUED

Utilities - Water
         Philadelphia Suburban
         Corporation                         13,000  $   267,800
----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $1,534,378)                            1,547,625
                                                     -----------
TOTAL INVESTMENT SECURITIES - 94.26%
         (Cost: $13,922,584)                         $14,122,951
                                                     -----------
SHORT-TERM INVESTMENTS - 3.83%
         United Missouri Bank Money
         Market Fund                                     573,495

OTHER ASSETS LESS LIABILITIES - 1.91%                    286,546
                                                     -----------

TOTAL NET ASSETS - 100%                              $14,982,992
----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

                                          Principal
                                             Amount         Value
-----------------------------------------------------------------
CORPORATE BONDS - 63.84%
Aerospace & Defense
         McDonnell Douglas 9.75%
         04/01/12                         $  75,000  $    93,919
-----------------------------------------------------------------

Banks - Regional
         First Union Corporation 6.824%
         08/01/26                            25,000       29,444
         Wells Fargo Company 7.20%
         05/01/03                            50,000       50,911
-----------------------------------------------------------------

                                                          80,355
-----------------------------------------------------------------

Cosmetic/Personal Care
         Scott Paper Company 10.00%
         03/15/05                            60,000       69,938
-----------------------------------------------------------------

Entertainment
         Time Warner, Inc. 8.11%
         08/15/06                           100,000      107,637
-----------------------------------------------------------------

Financial Services
         Associates Corporation N.A.
         8.55% 07/15/09                      50,000       59,240
         Ford Motor Credit Corporation
         7.375% 10/28/09                     50,000       49,543
         General Motors Acceptance
         Corporation 4.60% 10/15/03          35,000       35,262
         General Motors Acceptance
         Corporation 5.75% 11/10/03          33,000       33,547
         General Motors Acceptance
         Corporation 5.875% 01/22/03        146,000      146,209
         General Motors Acceptance
         Corporation 7.125% 05/01/03         78,000       78,860
-----------------------------------------------------------------

                                                         402,661
-----------------------------------------------------------------

Financial Services - Diversified
         General Electric Capital
         Corporation 7.875% 11/22/04         24,000       26,612
         General Electric Capital
         Corporation 8.50% 07/24/08          46,000       56,182
         General Electric Capital
         Corporation 8.65% 05/15/09          40,000       50,151
         General Electric Capital
         Corporation 8.875% 05/15/09         85,000      107,633
         Norwest Financial Notes 6.00%
         02/01/04                            85,000       88,628
-----------------------------------------------------------------

                                                         329,206
-----------------------------------------------------------------

Food Retailers
         Safeway, Inc. 9.875% 03/15/07      229,000      278,191
-----------------------------------------------------------------

Heavy Machinery
         Deere & Company 8.95% 6/15/19       55,000       65,746
-----------------------------------------------------------------

Industrial
         Caterpillar, Inc. 9.375%
         08/15/11                            84,000      112,027
         Honeywell, Inc. 7.00% 03/15/07      80,000       90,390
-----------------------------------------------------------------

                                                         202,417
-----------------------------------------------------------------

Insurance - Full Line
         Transamerica Corporation 9.375%
         03/01/08                           100,000      123,518
-----------------------------------------------------------------

Insurance - Life
         American General Finance
         Corporation 8.125% 08/15/09        191,000      223,650
-----------------------------------------------------------------

Insurance - Specialty
         MBIA, Inc. 9.375% 02/15/11          50,000       62,621
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

                                          Principal
                                             Amount         Value
-----------------------------------------------------------------
CORPORATE BONDS CONTINUED

Oil - Integrated Majors
         Atlantic Richfield 9.125%
         03/01/11                         $ 165,000  $   215,135
-----------------------------------------------------------------

Retailers - Broadline
         Dayton Hudson Company 10.00%
         01/01/11                           150,000      200,882
-----------------------------------------------------------------

Telephone Systems
         Ameritech Capital 6.30%
         10/15/04                            40,000       42,666
         Bellsouth Capital Funding
         Corporation 6.04% 11/15/26          85,000       93,878
         Bellsouth Telecom 6.25%
         05/15/03                            25,000       25,409
         GTE Corporation 9.10% 06/01/03      40,000       41,009
         GTE Hawaiian Telecom 6.75%
         02/15/05                           175,000      188,347
         New England Telephone 6.25%
         03/15/03                            25,000       25,201
         New Jersey Bell Telephone
         4.625% 06/01/05                     39,000       39,121
-----------------------------------------------------------------

                                                         455,631
-----------------------------------------------------------------

Utilities - Electric
         Baltimore Gas & Electric 5.50%
         04/15/04                            45,000       46,587
         Baltimore Gas & Electric 6.125%
         07/01/03                           102,000      103,885
         Baltimore Gas & Electric 8.54%
         09/18/06                           100,000      115,790
         Niagara Mohawk Power 9.75%
         11/01/05                            20,000       23,405
         Public Service Electric & Gas
         6.875% 01/01/03                     65,000       65,000
         Public Service Electric & Gas
         8.875% 06/01/03                     25,000       25,558
         Public Service Electric & Gas
         9.125% 07/01/05                    136,000      156,271
-----------------------------------------------------------------

                                                         536,496
-----------------------------------------------------------------
TOTAL CORPORATE BONDS
         (Cost: $3,249,376)                            3,448,003
                                                     -----------
FOREIGN BONDS - 1.40%
Foreign Government
         Ontario Province Canada 7.625%
         06/22/04                            70,000       75,643
-----------------------------------------------------------------
TOTAL FOREIGN BONDS
         (Cost: $74,104)                                  75,643
                                                     -----------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK - 15.92%
Automobile Parts
         Genuine Parts Company                2,000       61,600
-----------------------------------------------------------------

Diversified Companies
         General Electric                     2,000       48,700
-----------------------------------------------------------------

Financial Services - Specialty
         Freddie Mac                          1,000       59,050
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK CONTINUED

Food
         Del Monte Foods*                       446  $     3,434
         Heinz Corporation                    1,000       32,870
         Kellogg Company                      1,000       34,270
-----------------------------------------------------------------

                                                          70,574
-----------------------------------------------------------------

Healthcare Provider
         HCA, Inc.                            1,000       41,500
-----------------------------------------------------------------

Industrial Diversified
         Tyco International, Ltd.             2,000       34,160
-----------------------------------------------------------------

Insurance - Property
         American International
         Group, Inc.                          1,000       57,850
         Chubb Corporation                      500       26,100
-----------------------------------------------------------------

                                                          83,950
-----------------------------------------------------------------

Insurance - Specialty
         Caremark RX, Inc.                    2,000       32,500
-----------------------------------------------------------------

Medical & Biotechnology
         Johnson & Johnson                    2,000      107,420
-----------------------------------------------------------------

Medical Equipment
         Becton, Dickinson and Company        1,200       36,828
-----------------------------------------------------------------

Pipelines
         El Paso Energy Corporation           1,000        6,960
-----------------------------------------------------------------

Pharmaceuticals
         Pfizer, Inc.                         2,500       76,425
-----------------------------------------------------------------

Real Estate Investment Trusts
         Hospitality Properties Trust         4,000      140,800
-----------------------------------------------------------------

Utilities
         American Electric Power
         Company, Inc.                        1,000       27,330
         Public Service Enterprise
         Group, Inc.                          1,000       32,100
-----------------------------------------------------------------
                                                          59,430
-----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $1,056,676)                              859,897
                                                     -----------
PREFERRED STOCK - 10.97%
Financial Services
         Citigroup Capital VII 7.125%
         07/31/31                             2,000       52,980
-----------------------------------------------------------------

Insurance - Full Line
         ING Capital Funding Trust II         2,500       69,875
-----------------------------------------------------------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
PREFERRED STOCK CONTINUED

Insurance - Life
         American General Preferred C
         7.875%                               1,000  $    26,750
         Northwestern Capital Financing       1,000       14,700
         Phoenix Companies, Inc. 7.45%
         01/15/32                             3,500       75,775
         Westpac Capital Trust 8.00%          3,000       77,700
-----------------------------------------------------------------

                                                         194,925
-----------------------------------------------------------------

Insurance - Property
         Farmers Group Capital II 8.25%       1,000       25,290
-----------------------------------------------------------------

Real Estate Investment Trusts
         Price Legacy Corporation
         Preferred A 8.75%                   15,000      249,000
-----------------------------------------------------------------
TOTAL PREFERRED STOCK
         (Cost: $580,175)                                592,070
                                                     -----------
COMMERCIAL PAPER - 1.04%
Financial Services
         Salomon, Inc.                       56,000       56,118
-----------------------------------------------------------------
TOTAL COMMERCIAL PAPER
         (Cost: $56,000)                                  56,118
                                                     -----------
TOTAL INVESTMENT SECURITIES - 93.17%
         (Cost: $5,016,331)                          $ 5,031,731
                                                     -----------
SHORT-TERM INVESTMENTS - 7.24%
         United Missouri Bank Money
         Market Fund                                     391,240

OTHER ASSETS LESS LIABILITIES - (0.41%)                  (22,340)
                                                     -----------

TOTAL NET ASSETS - 100%                              $ 5,400,631
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares          Value
------------------------------------------------------------------
COMMON STOCK - 43.89%
Advertising
         Interpublic Group                   10,000  $    140,800
------------------------------------------------------------------

Biotechnology
         Cambrex Corporation                  9,000       271,890
------------------------------------------------------------------

Chemicals - Specialty
         Cabot Corporation                    4,000       106,160
         Cabot Micro Electronics, Inc.        2,500       118,000
------------------------------------------------------------------

                                                          224,160
------------------------------------------------------------------

Communications
         Nokia Corporation ADR               10,000       155,000
------------------------------------------------------------------

Computers & Related Equipment
         Electronic Data Systems
         Corporation                         15,000       276,450
------------------------------------------------------------------

Containers/Packaging
         Sealed Air Corporation               5,000       186,500
------------------------------------------------------------------

Diversified Companies
         General Electric                    15,000       365,250
------------------------------------------------------------------

Electric
         Duke Energy Corporation              7,500       146,550
------------------------------------------------------------------

Entertainment
         AT&T - Liberty Media Group
         Class A                             12,000       107,280
         Viacom, Inc.*                        5,000       203,800
------------------------------------------------------------------

                                                          311,080
------------------------------------------------------------------

Financial Services
         H&R Block                           10,000       402,000
------------------------------------------------------------------

Financial Services - Diversified
         Convergys Corporation*               9,000       136,350
------------------------------------------------------------------

Financial Services - Specialty
         Federal Home Loan Mortgage
         Corporation                          3,000       177,150
------------------------------------------------------------------

Food
         Cadbury Schweppes                    6,000       153,660
         JM Smucker Company                   5,000       199,050
------------------------------------------------------------------

                                                          352,710
------------------------------------------------------------------

Forest Products
         Rayonier, Inc.                       6,000       271,500
------------------------------------------------------------------

Healthcare Provider
         Manor Care, Inc.                     7,500       139,575
------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares          Value
------------------------------------------------------------------
COMMON STOCK CONTINUED

Industrial - Diversified
         Coorstek, Inc.                       5,000  $    127,750
         Tyco International, Ltd.            15,000       256,200
------------------------------------------------------------------

                                                          383,950
------------------------------------------------------------------

Industrial & Commercial Services
         GATX Corporation                     7,500       171,150
         Reliance Steel                       8,000       166,720
------------------------------------------------------------------

                                                          337,870
------------------------------------------------------------------

Insurance - Full Line
         Berkshire Hathaway, Inc. -
         Class A                                  2       145,500
------------------------------------------------------------------

Insurance - Life
         MetLife, Inc.                        7,500       202,800
------------------------------------------------------------------

Media
         AOL Time Warner                     12,000       157,200
------------------------------------------------------------------

Medical & Biotechnology
         Bristol Myers Squibb Company         7,500       173,625
         Inverness Medical Technology*       12,000       157,800
         Johnson & Johnson                    5,000       268,550
         Wyeth                                5,000       187,000
------------------------------------------------------------------

                                                          786,975
------------------------------------------------------------------

Medical Equipment
         Perkin Elmer                        15,000       123,750
------------------------------------------------------------------

Oil Refinery & Drilling
         Royal Dutch Petroleum Company        4,000       176,080
------------------------------------------------------------------

Pharmaceuticals
         Pharmaceutical Resources, Inc.       6,000       178,800
         Pharmacia Corporation                4,286       179,155
------------------------------------------------------------------

                                                          357,955
------------------------------------------------------------------

Pollution/Waste Management
         Waste Management                     6,000       137,520
------------------------------------------------------------------

Publishing
         Moodys Corporation                   5,000       206,450
         R H Donnelley Corporation*           6,000       175,860
         Scholastic Corporation               3,000       107,850
------------------------------------------------------------------

                                                          490,160
------------------------------------------------------------------

Precious Metals
         Newmont Mining Corporation           5,000       145,150
------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares          Value
------------------------------------------------------------------
COMMON STOCK CONTINUED

Real Estate
         Catellus Development
         Corporation*                        12,000  $    238,200
------------------------------------------------------------------

Retailers - Specialty
         Gap, Inc.                           10,000       155,200
------------------------------------------------------------------

Software & Computer Processing Equipment
         Microsoft*                           2,000       103,400
         Reynolds & Reynolds                  8,000       203,760
------------------------------------------------------------------

                                                          307,160
------------------------------------------------------------------

Technology
         Lucent Technologies                 50,000        63,000
------------------------------------------------------------------

Utilities - Water
         Vivendi Environnement ADR            6,000       139,860
------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $6,871,012)                             7,905,295
                                                     ------------

                                          Principal
                                             Amount          Value
------------------------------------------------------------------
CORPORATE BONDS - 50.62%
Aerospace & Defense
         McDonnell Douglas 9.75%
         04/01/12                         $ 416,000       520,934
------------------------------------------------------------------

Banks - Money Center
         Swiss Bank Corporation - NY
         7.00% 10/15/15                     225,000       257,821
------------------------------------------------------------------

Financial Services
         General Electric Capital 8.125%
         05/15/02                           450,000       553,237
         General Motors Acceptance
         Corporation 7.125% 05/01/03        155,000       156,545
         General Motors Acceptance
         Corporation 7.15% 06/15/03          50,000        50,879
         General Motors Acceptance
         Corporation 8.75% 07/15/05         550,000       598,277
         National Rural Utilities 6.00%
         01/15/04                           104,000       107,920
         Texaco Capital 8.50% 02/15/03       75,000        75,579
------------------------------------------------------------------

                                                        1,542,437
------------------------------------------------------------------

Food Retailers
         Safeway, Inc. 9.30% 02/01/07       167,000       198,391
         Safeway, Inc. 9.65% 01/15/04       125,000       133,987
         Safeway, Inc. 9.875% 03/15/07      445,000       540,589
------------------------------------------------------------------

                                                          872,967
------------------------------------------------------------------

Gas
         Southern California Gas 5.75%
         11/15/03                           101,000       104,132
------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

                                          Principal
                                             Amount          Value
------------------------------------------------------------------
CORPORATE BONDS CONTINUED

Industrial
         Tenneco Packaging PTV 8.00%
         04/15/07                         $  60,000  $     68,378
         Tyco International Group 4.95%
         08/01/03                           380,000       374,300
------------------------------------------------------------------

                                                          442,678
------------------------------------------------------------------

Insurance - Full Line
         Cigna Corporation 8.25%
         01/01/07                           286,000       309,128
         Cigna Corporation 7.40%
         01/15/03                            61,000        61,074
         Cigna Corporation 7.40%
         05/15/07                           145,000       155,809
         Transamerica Corporation 9.375%
         03/01/08                           100,000       123,519
------------------------------------------------------------------

                                                          649,530
------------------------------------------------------------------

Insurance - Life
         American General Finance
         Corporation 7.50% 07/15/25         230,000       281,294
------------------------------------------------------------------

Oil - Integrated Majors
         Atlantic Richfield 9.125%
         03/01/11                           530,000       691,040
         Enron Oil & Gas 6.70% 11/15/06     107,000       116,324
         Phillips Petroleum 6.375%
         03/30/09                            65,000        72,168
------------------------------------------------------------------

                                                          879,532
------------------------------------------------------------------

Pipelines
         PGE Gas Transmission 7.80%
         06/01/25                           140,000       112,000
------------------------------------------------------------------

Semiconductor & Related Products
         Gerber Products 9.00% 10/15/06      85,000       101,125
------------------------------------------------------------------

Telephone Systems
         Ameritech Capital 6.30%
         10/15/04                            85,000        90,666
         New Jersey Bell Telephone
         4.625% 06/01/05                    128,000       128,396
         NYNEX Capital Fund 8.23%
         10/15/09                           350,000       408,798
         NYNEX Corporation 9.55%
         05/01/10                           310,283       354,976
         Pacific Bell 5.875% 02/15/06        55,000        60,229
         SBC Communications 6.55%
         10/07/08                           300,000       343,449
------------------------------------------------------------------

                                                        1,386,514
------------------------------------------------------------------

Utilities - Electric
         Baltimore Gas & Electric 6.50%
         02/15/03                           100,000       100,439
         Baltimore Gas & Electric 5.50%
         04/15/04                            25,000        25,882
         Cleveland Electric Illuminating
         9.50% 05/15/05                     143,000       143,476
         Illinois Power 7.50% 07/15/25       40,000        30,000
         Niagara Mohawk Power 8.00%
         06/01/04                            30,000        32,224
         Niagara Mohawk Power 9.75%
         11/01/05                           410,000       479,822
         Potomac Electric Power 6.50%
         03/15/08                            82,000        92,817
         Public Services Electric & Gas
         7.375% 03/01/14                    373,000       398,763
         Public Services Electric & Gas
         6.25% 01/01/07                      84,000        92,262

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

                                          Principal
                                             Amount          Value
------------------------------------------------------------------
CORPORATE BONDS CONTINUED
         Tampa Electric 6.125% 05/01/03   $  90,000  $     90,989
         Toledo Edison Company 7.875%
         08/01/04                           452,000       479,600
------------------------------------------------------------------

                                                        1,966,274
------------------------------------------------------------------
TOTAL CORPORATE BONDS
         (Cost: $8,712,990)                             9,117,238
                                                     ------------

                                          Number of
                                             Shares          Value
------------------------------------------------------------------
PREFERRED STOCK - 2.76%
Real Estate Investment Trusts
         Price Legacy Corporation
         Preferred A 8.75%                   30,000       498,000
------------------------------------------------------------------
TOTAL PREFERRED STOCK
         (Cost: $420,630)                                 498,000
                                                     ------------
COMMERCIAL PAPER - 2.58%
Financial Services
         Salomon, Inc.                      463,000       463,972
------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
         (Cost: $457,930)                                 463,972
                                                     ------------
TOTAL INVESTMENT SECURITIES - 99.85%
         (Cost: $16,462,562)                         $ 17,984,505
                                                     ------------
SHORT-TERM INVESTMENTS - 2.51%
         United Missouri Bank Money
         Market Fund                                      452,460

OTHER ASSETS LESS LIABILITIES - (2.36%)                  (424,934)
                                                     ------------

TOTAL NET ASSETS - 100%                              $ 18,012,031
------------------------------------------------------------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          PACIFIC ADVISORS GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares        Value
----------------------------------------------------------------
COMMON STOCK - 80.08%
Biotechnology
         Cambrex Corporation                    500  $   15,105
----------------------------------------------------------------

Commercial Services
         Tetra Technologies, Inc.             1,250      15,250
----------------------------------------------------------------

Computers & Related Equipment
         International Business Machines
         Corporation                            200      15,500
----------------------------------------------------------------

Consumer Cyclical
         Harman International
         Industries, Inc.                       300      17,850
----------------------------------------------------------------

Containers/Packaging
         Pactiv Corporation                     500      10,930
----------------------------------------------------------------

Diversified Companies
         General Electric                     1,000      24,350
----------------------------------------------------------------

Entertainment
         Mattel, Inc.                         1,000      19,150
----------------------------------------------------------------

Financial Services
         Household International
         Corporation                            300       8,343
----------------------------------------------------------------

Food
         Performance Food Group Company       1,000      33,959
----------------------------------------------------------------

Home Furnishings
         Furniture Brands, Inc.                 500      11,925
----------------------------------------------------------------

Industrial - Diversified
         Tyco International, Ltd.             1,000      17,080
----------------------------------------------------------------

Insurance - Specialty
         Advance PCS*                           700      15,547
----------------------------------------------------------------

Medical & Biotechnology
         Amgen, Inc.                            500      24,170
         Johnson & Johnson                      800      42,968
         McKesson Corporation
         HBOC, Inc.                             500      13,515
         Quest Diagnostics, Inc.                300      17,070
----------------------------------------------------------------

                                                         97,723
----------------------------------------------------------------

Medical Equipment, Devices & Supplies
         Becton, Dickinson and Company        1,000      30,690
         St. Jude Medical, Inc.               1,200      47,664
         Zimmer Holdings, Inc.*                 500      20,760
----------------------------------------------------------------

                                                         99,114
----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          PACIFIC ADVISORS GROWTH FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares        Value
----------------------------------------------------------------
COMMON STOCK CONTINUED

Oil - Integrated Majors
         Apache Corporation                     330  $   18,807
         Exxon Mobil Corporation                400      13,976
----------------------------------------------------------------

                                                         32,783
----------------------------------------------------------------

Pharmaceuticals
         Pfizer, Inc.                         1,200      36,684
----------------------------------------------------------------

Restaurants
         AppleBee's International               750      17,393
----------------------------------------------------------------

Retailers - Specialty
         Linens 'n Things, Inc.               1,000      22,600
----------------------------------------------------------------

Software & Computer Processing Equipment
         Oracle Corporation*                    800       8,640
         Siebel Systems, Inc.                   500       3,740
----------------------------------------------------------------

                                                         12,380
----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $650,625)                               523,666
                                                     ----------
TOTAL INVESTMENT SECURITIES - 80.08%
         (Cost: $650,625)                            $  523,666
                                                     ----------
SHORT-TERM INVESTMENTS - 19.91%
         United Missouri Bank Money
         Market Fund                                    130,206

OTHER ASSETS LESS LIABILITIES - 0.01%                        47
                                                     ----------

TOTAL NET ASSETS - 100%                              $  653,919
----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                     PACIFIC ADVISORS MULTI-CAP VALUE FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK - 91.11%
Banks - Regional
         Bay View Capital Corporation         5,000  $    28,750
         FleetBoston Financial
         Corporation                          2,500       60,750
-----------------------------------------------------------------

                                                          89,500
-----------------------------------------------------------------

Building Materials
         Home Depot, Inc.                     2,000       47,920
-----------------------------------------------------------------

Communications
         AT&T Corporation                       900       23,499
         Comcast Corporation                  1,440       33,941
-----------------------------------------------------------------

                                                          57,440
-----------------------------------------------------------------

Computers & Related Equipment
         Cisco Systems, Inc.                  5,000       65,500
         EMC Corporation*                    10,000       61,400
         Unisys Corporation                   5,000       49,500
-----------------------------------------------------------------

                                                         176,400
-----------------------------------------------------------------

Electrical Components & Equipment
         Arrow Electronics, Inc.              4,000       51,160
         Calpine Corporation*                10,000       32,600
         Qualcomm, Inc.                       1,500       54,585
-----------------------------------------------------------------

                                                         138,345
-----------------------------------------------------------------

Entertainment
         Vivendi Universal                    5,000       80,350
-----------------------------------------------------------------

Financial Services
         Nationwide Financial
         Services, Inc.                       1,000       28,650
-----------------------------------------------------------------

Investment Companies
         Goldman Sachs Group, Inc.            1,000       68,100
-----------------------------------------------------------------

Media
         AOL Time Warner                      5,000       65,500
-----------------------------------------------------------------

Medical & Biotechnology
         Bristol Myers Squibb Company         3,000       69,450
         Serlogicals Corporation              5,000       55,000
         Watson Pharmaceutical                1,500       42,405
-----------------------------------------------------------------

                                                         166,855
-----------------------------------------------------------------

Pharmaceuticals
         Pfizer, Inc.                         2,000       61,140
         Schering-Plough Corporation          2,400       53,280
-----------------------------------------------------------------

                                                         114,420
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                     PACIFIC ADVISORS MULTI-CAP VALUE FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK CONTINUED

Retailers - Broadline
         Duane Reade Inc.                     2,000  $    34,000
         Pier 1 Imports, Inc.                 3,000       56,790
         Target Corporation                   2,000       60,000
-----------------------------------------------------------------

                                                         150,790
-----------------------------------------------------------------

Retailers - Drug Based
         Sola International, Inc.             5,000       65,000
-----------------------------------------------------------------

Retailers - Specialty
         Gap, Inc.                            5,000       77,600
         Radio Shack                          2,500       46,850
-----------------------------------------------------------------

                                                         124,450
-----------------------------------------------------------------

Semiconductor & Related
         Intel Corporation                    3,000       46,710
-----------------------------------------------------------------

Technology
         Lucent Technologies                 50,000       63,000
-----------------------------------------------------------------

Telephone Systems
         AT&T Wireless Services, Inc.*       10,000       56,500
         SBC Communications                   2,000       54,220
-----------------------------------------------------------------

                                                         110,720
-----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $1,731,717)                            1,594,150
                                                     -----------
TOTAL INVESTMENT SECURITIES - 91.11%
         (Cost: $1,731,717)                          $ 1,594,150
                                                     -----------
SHORT-TERM INVESTMENTS - 9.64%
         United Missouri Bank Money
         Market Fund                                     168,815

OTHER ASSETS LESS LIABILITIES - (0.75%)                  (13,273)
                                                     -----------

TOTAL NET ASSETS - 100%                              $ 1,749,692
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        PACIFIC ADVISORS SMALL CAP FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK - 106.57%
Apparel
         Ashworth, Inc.*                     34,000  $   217,600
-----------------------------------------------------------------

Auto Manufacturers
         Sonic Automotive, Inc.              23,000      342,010
-----------------------------------------------------------------

Banks - Regional
         East West Bancorp, Inc.              8,000      288,640
         Nara Bank National Association      19,000      394,630
-----------------------------------------------------------------

                                                         683,270
-----------------------------------------------------------------

Building Materials
         Elcor Corporation                   15,000      259,500
-----------------------------------------------------------------

Computers & Related Equipment
         Intervoice, Inc.*                  130,000      280,800
         Tyler Technologies                  40,000      166,800
-----------------------------------------------------------------

                                                         447,600
-----------------------------------------------------------------

Commercial Services
         Team, Inc.*                         10,000       77,500
-----------------------------------------------------------------

Communications
         Bell Microproducts, Inc.*           28,000      155,120
         Clearone Communications, Inc.*      15,000       66,750
-----------------------------------------------------------------

                                                         221,870
-----------------------------------------------------------------

Construction - Building
         Modtech Holding, Inc.               10,000       97,000
-----------------------------------------------------------------

Containers/Packaging
         Mobile Mini, Inc.*                  25,000      391,750
-----------------------------------------------------------------

Financial Services
         First Cash Financial
         Services, Inc.*                     30,200      308,372
-----------------------------------------------------------------

Food
         Monterey Pasta Company *            25,000       93,750
-----------------------------------------------------------------

Footwear
         Genesco, Inc.*                      12,000      223,560
-----------------------------------------------------------------

Golfing Equipment
         Callaway Golf Company               10,000      132,500
-----------------------------------------------------------------

Healthcare Provider
         America Service Group*              22,000      371,800
         United American Health Care         50,000       54,000
-----------------------------------------------------------------

                                                         425,800
-----------------------------------------------------------------

Home Furnishings
         Haverty Furniture                   14,000      194,600
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        PACIFIC ADVISORS SMALL CAP FUND

                            SCHEDULE OF INVESTMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK CONTINUED

Insurance - Full Line
         Gainsco, Inc.*                      20,000  $     1,700
-----------------------------------------------------------------

Insurance - Specialty
         Warrantech Corporation *            30,000       37,500
-----------------------------------------------------------------

Oil - Integrated Majors
         Chesapeake Energy Corporation       30,000      232,200
         Remington Oil & Gas Corporation     12,000      196,920
-----------------------------------------------------------------

                                                         429,120
-----------------------------------------------------------------

Oilfield Equipment & Services
         Carbo Ceramics, Inc.                 6,000      202,200
         Seitel, Inc.*                       25,000       13,750
-----------------------------------------------------------------

                                                         215,950
-----------------------------------------------------------------

Railroads
         Railamerica, Inc.*                  70,000      501,900
-----------------------------------------------------------------

Semiconductor & Related
         Camtek Limited                      85,000       26,350
-----------------------------------------------------------------

Software & Processing
         Carreker Corporation *              43,000      194,790
-----------------------------------------------------------------

Technology
         MKS Instruments, Inc.                8,000      131,440
-----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $5,931,906)                            5,655,432
                                                     -----------
TOTAL INVESTMENT SECURITIES - 106.57%
         (Cost: $5,931,906)                          $ 5,655,432
                                                     -----------

OTHER ASSETS LESS LIABILITIES - (6.57%)                 (348,818)
                                                     -----------

TOTAL NET ASSETS - 100%                              $ 5,306,614
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2002
--------------------------------------------------------------------------------

                                                                             INCOME
                                                           GOVERNMENT           AND
                                                           SECURITIES        EQUITY
                                                                 FUND          FUND
                                                         ------------  ------------
ASSETS
         Investment Securities
             At cost                                     $13,922,584   $ 5,016,331
                                                         ===========   ===========
             At market value                             $14,122,951   $ 5,031,731
             Short-term investments, at cost, which is
                  equal to market                            573,495       391,240
         Accrued income receivable                           154,319        79,655
         Receivable from investment manager (Note 3)          48,528        27,698
         Receivable for investments sold                           -             -
         Receivable for capital shares sold                  121,833        10,147
         Other assets                                             51            24
                                                         -----------   -----------
         Total assets                                     15,021,177     5,540,495
                                                         -----------   -----------
LIABILITIES
         Bank Overdraft                                            -             -
         Payable for investments purchased                         -        83,500
         Payable for fund shares redeemed                          -        34,271
         Accounts payable                                     31,011        19,045
         Accounts payable to related parties (Note 3)          6,674         3,048
         Payable to Investment Manager (Note 3)                  500             -
                                                         -----------   -----------
         Total liabilities                                    38,185       139,864
                                                         -----------   -----------
    NET ASSETS                                           $14,982,992   $ 5,400,631
                                                         -----------   -----------
SUMMARY OF SHAREHOLDERS' EQUITY
         Paid in capital                                  14,768,291     5,535,002
         Accumulated undistributed net investment
             income                                           12,976        13,868
         Accumulated undistributed net realized gains
             (losses) on security transactions                 1,358      (163,639)
         Net unrealized appreciation (depreciation) of
             investments                                     200,367        15,400
                                                         -----------   -----------
         Net assets at December 31, 2002                 $14,982,992   $ 5,400,631
                                                         -----------   -----------
CLASS A:
         Net assets                                      $ 4,124,740   $ 2,116,633
                                                         ===========   ===========
         Shares authorized                                50,000,000    50,000,000
         Shares outstanding                                  404,428       213,590
         Net asset value and redemption price per share  $     10.20   $      9.91
                                                         ===========   ===========
         Maximum offering price per share                $     10.71   $     10.40
         Sales load                                             4.75%         4.75%
CLASS C:                                                       10.20          9.91
         Net assets                                      $10,858,252   $ 3,283,998
                                                         ===========   ===========
         Shares authorized                                50,000,000    50,000,000
         Shares outstanding                                1,091,664       342,002
         Net asset value and redemption price per share  $      9.95   $      9.60
                                                         ===========   ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                                        MULTI-CAP         SMALL
                                                             BALANCED        GROWTH         VALUE           CAP
                                                                 FUND          FUND          FUND          FUND
                                                         ------------  ------------  ------------  ------------
ASSETS
         Investment Securities
             At cost                                     $16,462,562   $   650,625   $ 1,731,717   $ 5,931,906
                                                         ===========   ===========   ===========   ===========
             At market value                             $17,984,505   $   523,666   $ 1,594,150   $ 5,655,432
             Short-term investments, at cost, which is
                  equal to market                            452,460       130,206       168,815             -
         Accrued income receivable                           202,375           828         4,771         2,900
         Receivable from investment manager (Note 3)               -        13,022        16,356             -
         Receivable for investments sold                           -             -             -       168,092
         Receivable for capital shares sold                  189,627         2,107           500           704
         Other assets                                             69             -             -           135
                                                         -----------   -----------   -----------   -----------
         Total assets                                     18,829,036       669,829     1,784,592     5,827,263
                                                         -----------   -----------   -----------   -----------
LIABILITIES
         Bank Overdraft                                            -             -             -       488,071
         Payable for investments purchased                   756,014             -             -             -
         Payable for fund shares redeemed                      2,850        11,504        27,300             -
         Accounts payable                                     38,827         3,128         6,294        24,549
         Accounts payable to related parties (Note 3)          8,068         1,278         1,306         4,543
         Payable to Investment Manager (Note 3)               11,246             -             -         3,486
                                                         -----------   -----------   -----------   -----------
         Total liabilities                                   817,005        15,910        34,900       520,649
                                                         -----------   -----------   -----------   -----------
    NET ASSETS                                           $18,012,031   $   653,919   $ 1,749,692   $ 5,306,614
                                                         -----------   -----------   -----------   -----------
SUMMARY OF SHAREHOLDERS' EQUITY
         Paid in capital                                  16,563,134     1,498,538     2,001,317     5,585,895
         Accumulated undistributed net investment
             income                                                -             -             -             -
         Accumulated undistributed net realized gains
             (losses) on security transactions               (73,046)     (717,660)     (114,058)       (2,807)
         Net unrealized appreciation (depreciation) of
             investments                                   1,521,943      (126,959)     (137,567)     (276,474)
                                                         -----------   -----------   -----------   -----------
         Net assets at December 31, 2002                 $18,012,031   $   653,919   $ 1,749,692   $ 5,306,614
                                                         -----------   -----------   -----------   -----------
CLASS A:
         Net assets                                      $ 3,976,576   $   464,036   $   502,518   $ 4,763,439
                                                         ===========   ===========   ===========   ===========
         Shares authorized                                50,000,000    50,000,000    50,000,000    50,000,000
         Shares outstanding                                  290,467        84,608        63,181       461,729
         Net asset value and redemption price per share  $     13.69   $      5.48   $      7.95   $     10.32
                                                         ===========   ===========   ===========   ===========
         Maximum offering price per share                $     14.53   $      5.81   $      8.44   $     10.95
         Sales load                                             5.75%         5.75%         5.75%         5.75%
CLASS C:                                                       13.69          5.48          7.95         10.32
         Net assets                                      $14,035,455   $   189,883   $ 1,247,174   $   543,175
                                                         ===========   ===========   ===========   ===========
         Shares authorized                                50,000,000    50,000,000    50,000,000    50,000,000
         Shares outstanding                                1,047,451        35,621       157,741        56,280
         Net asset value and redemption price per share  $     13.40   $      5.33   $      7.91   $      9.65
                                                         ===========   ===========   ===========   ===========

                           PACIFIC ADVISORS FUND INC.
                            STATEMENT OF OPERATIONS
                      For the year ended December 31, 2002
--------------------------------------------------------------------------------

                                            INCOME
                            GOVERNMENT         AND
                            SECURITIES      EQUITY
                                  FUND        FUND
                           -----------  ----------
INVESTMENT INCOME
    Dividends              $   42,301   $  56,365
    Interest                  433,786     188,618
                           ----------   ---------
         Total Income         476,087     244,983
                           ----------   ---------

EXPENSES
    Investment Management
       Fees                    72,784      34,224
    Transfer Agent Fees        41,077      37,755
    Fund Accounting Fees       58,324      24,672
    Legal Fees                 37,703      13,871
    Audit Fees                 30,813      13,283
    Registration Fees          12,966       7,051
    Printing                    9,271       6,284
    Custody Fees               10,248       9,018
    Director
       Fees/Meetings            3,222       1,466
    Distribution Fees
       (Note 3)                72,732      27,942
    Other Expense               4,728       2,840
                           ----------   ---------
         Total Expenses,
            before
           reimbursements     353,868     178,406
    Less fees waived and
       expenses
       reimbursed
       (Note 3)               124,695      78,506
                           ----------   ---------
         Net Expenses         229,173      99,900
                           ----------   ---------
NET INVESTMENT INCOME
    (LOSS)                    246,914     145,083
                           ----------   ---------
NET REALIZED AND
    UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
    Net Realized gain
       (loss) on
       investments             20,145     (92,115)

    Net Unrealized
       appreciation
       (depreciation) of
       investments             39,088     (88,821)
                           ----------   ---------
                               59,233    (180,936)
                           ----------   ---------

NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM
    OPERATIONS             $  306,147   $ (35,853)
                           ----------   ---------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                   MULTI-CAP         SMALL
                            BALANCED      GROWTH       VALUE           CAP
                                FUND        FUND        FUND          FUND
                           ---------  ----------  ----------  ------------
INVESTMENT INCOME
    Dividends              $116,551   $   3,713   $   9,686   $    26,850
    Interest                435,161         490       1,229         8,655
                           --------   ---------   ---------   -----------
         Total Income       551,712       4,203      10,915        35,505
                           --------   ---------   ---------   -----------

EXPENSES
    Investment Management
       Fees                 106,589       5,911      10,497        52,227
    Transfer Agent Fees      75,256      28,727      25,778        74,323
    Fund Accounting Fees     77,676      16,413      11,773        41,373
    Legal Fees               56,443       2,043       3,747        34,249
    Audit Fees               42,674       2,096       2,350        21,446
    Registration Fees        24,839       1,099         645        20,888
    Printing                 38,165       3,497       3,911        33,831
    Custody Fees             11,358       7,345       6,149        22,990
    Director
       Fees/Meetings          5,106         187         384         3,131
    Distribution Fees
       (Note 3)             107,980       4,116       8,298        22,759
    Other Expense             7,443       1,099         406         3,896
                           --------   ---------   ---------   -----------
         Total Expenses,
            before
           reimbursements   553,529      72,533      73,938       331,113
    Less fees waived and
       expenses
       reimbursed
       (Note 3)                   -      49,893      42,053             -
                           --------   ---------   ---------   -----------
         Net Expenses       553,529      22,640      31,885       331,113
                           --------   ---------   ---------   -----------
NET INVESTMENT INCOME
    (LOSS)                   (1,817)    (18,437)    (20,970)     (295,608)
                           --------   ---------   ---------   -----------
NET REALIZED AND
    UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
    Net Realized gain
       (loss) on
       investments           28,521     (71,061)   (114,058)         (712)

    Net Unrealized
       appreciation
       (depreciation) of
       investments         (716,764)   (116,670)   (137,567)   (2,490,446)
                           --------   ---------   ---------   -----------
                           (688,243)   (187,761)   (251,625)   (2,491,158)
                           --------   ---------   ---------   -----------

NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM
    OPERATIONS             $(690,060) $(206,198)  $(272,595)  $(2,786,766)
                           --------   ---------   ---------   -----------

                           PACIFIC ADVISORS FUND INC.
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                 GOVERNMENT SECURITIES FUND
                           --------------------------------------
                                   Year ended          Year ended
                            December 31, 2002   December 31, 2001
                           ------------------  ------------------
INCREASE (DECREASE) IN
    NET ASSETS
    FROM OPERATIONS
    Net investment income
       (loss)                $     246,914       $     281,325
    Net realized gain
       (loss) on
       investments                  20,145             391,275
    Change in net
       unrealized
       appreciation
       (depreciation) of
       investments                  39,088            (727,872)
                             -------------       -------------
    Increase (decrease)
       in net assets
       resulting from
       operations                  306,147             (55,272)
                             -------------       -------------
    FROM DISTRIBUTIONS TO
       SHAREHOLDERS
    Class A:
         Net investment
            income                (102,475)           (188,071)
         Net capital
            gains                   (5,601)           (236,533)

    Class C:
         Net investment
            income                (132,819)            (96,121)
         Net capital
            gains                  (14,669)           (153,142)
                             -------------       -------------

    Decrease in net
       assets resulting
       from distributions         (255,564)           (673,867)
                             -------------       -------------

    FROM CAPITAL SHARE
       TRANSACTIONS
       (NOTE 5)
    Proceeds from shares
       sold                      7,573,729           3,747,786
    Proceeds from shares
       purchased by
       reinvestment of
       dividends                   212,774             476,293
    Cost of shares
       repurchased              (3,513,492)         (1,587,968)
                             -------------       -------------
    Increase (decrease)
       in net assets
       derived from
       capital share
       transactions              4,273,011           2,636,111
                             -------------       -------------

    INCREASE (DECREASE)
       IN NET ASSETS             4,323,594           1,906,972

NET ASSETS
    Beginning of period         10,659,398           8,752,426
                             -------------       -------------
    End of period            $  14,982,992       $  10,659,398
                             -------------       -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                   INCOME AND EQUITY FUND                      BALANCED FUND
                           --------------------------------------  --------------------------------------
                                   Year ended          Year ended          Year ended          Year ended
                            December 31, 2002   December 31, 2001   December 31, 2002   December 31, 2001
                           ------------------  ------------------  ------------------  ------------------
INCREASE (DECREASE) IN
    NET ASSETS
    FROM OPERATIONS
    Net investment income
       (loss)                $     145,083       $     150,391       $      (1,817)      $      23,993
    Net realized gain
       (loss) on
       investments                 (92,116)             (3,647)             28,521             (97,966)
    Change in net
       unrealized
       appreciation
       (depreciation) of
       investments                 (88,820)            (83,355)           (716,764)           (528,712)
                             -------------       -------------       -------------       -------------
    Increase (decrease)
       in net assets
       resulting from
       operations                  (35,853)             63,389            (690,060)           (602,685)
                             -------------       -------------       -------------       -------------
    FROM DISTRIBUTIONS TO
       SHAREHOLDERS
    Class A:
         Net investment
            income                 (67,712)           (103,899)               (289)            (29,846)
         Net capital
            gains                        -                   -                   -                   -

    Class C:
         Net investment
            income                 (66,254)            (46,153)             (1,031)            (12,112)
         Net capital
            gains                        -                   -                   -                   -
                             -------------       -------------       -------------       -------------

    Decrease in net
       assets resulting
       from distributions         (133,966)           (150,052)             (1,320)            (41,958)
                             -------------       -------------       -------------       -------------

    FROM CAPITAL SHARE
       TRANSACTIONS
       (NOTE 5)
    Proceeds from shares
       sold                      2,399,131           1,639,965           8,404,741           4,492,256
    Proceeds from shares
       purchased by
       reinvestment of
       dividends                   113,190              88,310               1,320              33,535
    Cost of shares
       repurchased              (1,014,874)           (600,068)         (2,119,375)         (1,965,499)
                             -------------       -------------       -------------       -------------
    Increase (decrease)
       in net assets
       derived from
       capital share
       transactions              1,497,447           1,128,207           6,286,686           2,560,292
                             -------------       -------------       -------------       -------------

    INCREASE (DECREASE)
       IN NET ASSETS             1,327,628           1,041,544           5,595,306           1,915,649

NET ASSETS
    Beginning of period          4,073,003           3,031,459          12,416,725          10,501,076
                             -------------       -------------       -------------       -------------
    End of period            $   5,400,631       $   4,073,003       $  18,012,031       $  12,416,725
                             -------------       -------------       -------------       -------------

                           PACIFIC ADVISORS FUND INC.
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       GROWTH FUND
                                          --------------------------------------
                                                  Year ended          Year ended
                                           December 31, 2002   December 31, 2001
                                          ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
    Net investment income (loss)            $     (18,437)      $     (21,948)
    Net realized gain (loss) on
       investments                                (71,062)           (638,048)
    Change in net unrealized
       appreciation (depreciation) of
       investments                               (116,699)            189,580
                                            -------------       -------------
    Increase (decrease) in net assets
       resulting from operations                 (206,198)           (470,416)
                                            -------------       -------------
    FROM DISTRIBUTIONS TO SHAREHOLDERS
    Class A:
         Net investment income                          -                   -
         Net capital gains                              -                   -

    Class C:
         Net investment income                          -                   -
         Net capital gains                              -                   -
                                            -------------       -------------

    Decrease in net assets resulting
       from distributions                               -                   -
                                            -------------       -------------

    FROM CAPITAL SHARE TRANSACTIONS
       (NOTE 5)
    Proceeds from shares sold                     122,458             302,279
    Proceeds from shares purchased by
       reinvestment of dividends                        -                   -
    Cost of shares repurchased                   (289,881)           (356,953)
                                            -------------       -------------
    Increase (decrease) in net assets
       derived from capital share
       transactions                              (167,423)            (54,674)
                                            -------------       -------------

    INCREASE (DECREASE) IN NET ASSETS            (373,621)           (525,090)

NET ASSETS
    Beginning of period                         1,027,540           1,552,630
                                            -------------       -------------
    End of period                           $     653,919       $   1,027,540
                                            -------------       -------------

(c)  Commencement of operations

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                   MULTI-CAP VALUE FUND                       SMALL CAP FUND
                                          --------------------------------------  --------------------------------------
                                            April 1, 2002(c)
                                                          to          Year ended          Year ended          Year ended
                                           December 31, 2002   December 31, 2001   December 31, 2002   December 31, 2001
                                          ------------------  ------------------  ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
    Net investment income (loss)             $     (20,970)               N/A       $    (295,608)      $    (299,360)
    Net realized gain (loss) on
       investments                                (114,058)               N/A                (712)            673,794
    Change in net unrealized
       appreciation (depreciation) of
       investments                                (137,567)               N/A          (2,490,446)            981,573
                                             -------------      -------------       -------------       -------------
    Increase (decrease) in net assets
       resulting from operations                  (272,595)               N/A          (2,786,766)          1,356,007
                                             -------------      -------------       -------------       -------------
    FROM DISTRIBUTIONS TO SHAREHOLDERS
    Class A:
         Net investment income                           -                N/A                   -                   -
         Net capital gains                               -                N/A              (2,964)           (424,341)

    Class C:
         Net investment income                           -                N/A                   -                   -
         Net capital gains                               -                N/A                (359)            (51,047)
                                             -------------      -------------       -------------       -------------

    Decrease in net assets resulting
       from distributions                                -                N/A              (3,323)           (475,388)
                                             -------------      -------------       -------------       -------------

    FROM CAPITAL SHARE TRANSACTIONS
       (NOTE 5)
    Proceeds from shares sold                    2,141,908                N/A           1,054,134           6,321,864
    Proceeds from shares purchased by
       reinvestment of dividends                         -                N/A               3,323             352,143
    Cost of shares repurchased                    (119,621)               N/A          (1,561,561)         (5,949,108)
                                             -------------      -------------       -------------       -------------
    Increase (decrease) in net assets
       derived from capital share
       transactions                              2,022,287                N/A            (504,104)            724,899
                                             -------------      -------------       -------------       -------------

    INCREASE (DECREASE) IN NET ASSETS            1,749,692                N/A          (3,294,193)          1,605,518

NET ASSETS
    Beginning of period                                  -                N/A           8,600,807           6,995,289
                                             -------------      -------------       -------------       -------------
    End of period                            $   1,749,692                N/A       $   5,306,614       $   8,600,807
                                             -------------      -------------       -------------       -------------

(c)  Commencement of operations

                           PACIFIC ADVISORS FUND INC.
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

        Pacific Advisors Fund Inc. (the "Company") is an open-end diversified investment management company registered under the Investment Company Act of 1940, as amended. The Company currently offers six Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund, Multi-Cap Value Fund (commencement of operations April 1, 2002) and Small Cap Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions. The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk. The Growth Fund seeks to achieve long-term capital appreciation through investment in medium to large capitalization companies. The Multi-Cap Value Fund seeks long-term capital appreciation by investing in a diversified portfolio of large to small capitalization companies. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

        Effective April 1, 1998, the Funds offer Class A and Class C shares, each of which has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

        A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis. Premium or discount on debt securities are amortized.
        B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal Income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

        C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund declare and distribute dividends of their net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Fund.

        D. FEDERAL INCOME TAX. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

        At December 31, 2002, components of distributable earnings/(deficit) on a tax basis were as follows:

                           Government  Income and                         Multi-Cap
                           Securities      Equity    Balanced     Growth      Value  Small Cap
                                 Fund        Fund        Fund       Fund       Fund       Fund
Undistributed ordinary
  income                   $   12,976  $   13,868  $        -  $       -  $       -  $       -
Undistributed long-term
  gains                         5,792           -       3,593          -          -      9,462
Capital loss
  carryforward*                (4,427)   (112,465)    (33,962)  (717,544)  (114,058)         -
Net unrealized
  appreciation
  (depreciation) on
  investments                 200,360     (35,774)  1,479,266   (127,075)  (137,567)  (288,743)
                           ----------  ----------  ----------  ---------  ---------  ---------
Distributable
  earnings/(deficit)          214,701    (134,371)  1,448,897   (844,619)  (251,625)  (279,281)

        Difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

        * At December 31, 2002, the following had accumulated net realized losses on investment transactions that represent capital loss carryforwards for federal income tax purposes, which expire as follows:

                                          Capital losses expiring in:
                                  --------------------------------------------
                                      2008        2009        2010       Total
Income and Equity Fund            $ 33,944    $      -    $ 78,521    $112,465
Growth Fund                          6,793     619,017      54,158     679,968
Multi-Cap Value Fund                     -           -      98,841      98,841

        The Government Securities Fund, Balanced Fund, Growth Fund, and Multi-Cap Value Fund have elected to defer post October losses as though the losses were incurred on the first day of the calendar year. The amounts deferred were $4,427, $33,962, $37,576, and $15,217, respectively.

                           PACIFIC ADVISORS FUND INC.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

        E. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

        F. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds account for and report distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of income, Capital Gain and Return of Capital Distribution by Investment Companies. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as wash sales, net operating losses, and capital loss carryforwards. In the event that distributions exceed the aggregate amount of undistributed net investment income and net realized gains, the excess distribution is reclassified as a reduction of paid-in capital, thus reducing the tax basis of shareholders' interest in the Funds.

        For the Year ended December 31, 2002, reclassifications among the components of net assets are as follows:

                                             Accumulated
                                           undistributed
                                          net investment      Paid in
                                                  Income      Capital
Balanced Fund                             $        1,817  $    (1,817)
Growth Fund                                       18,437      (18,437)
Multi-Cap Value Fund                              20,970      (20,970)
Small Cap Fund                                   295,608     (295,608)

NOTE 3. INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS.

        The Company and the Funds have entered into investment management agreements ("Management Agreements") with Pacific Global Investment Management Company, Inc. ("Investment Manager").

        The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund, 0.75% of average net assets for the Income and Equity, Balanced, Growth and Small Cap Funds and 1.00% of average net assets for the Multi-Cap Value Fund. The Investment Manager has entered into sub-advisory agreements ("Sub-Advisory Agreement") with Bache Capital Management, Spectrum Asset Management, Inc. and Meyers Capital Management, LLC ("Advisors") for the Balanced, Government Securities and Multi-Cap Value Funds, respectively. It has also entered into co-management agreement ("Co-management Agreement") with Bache Capital Management ("Advisor") for the Income and Equity Fund. The Investment Manager is solely responsible for the payment of these fees to the Advisors.

        In accordance with Expense Limitation agreements with the Company, the Investment Manager is required to waive fees and/or reimburse expenses in amounts necessary to keep the total Fund operating expenses of certain Funds (as a percentage of average net assets) at or below the percentages shown below:

                                           Class A   Class C
Government Securities Fund                  1.65%     2.40%
Income and Equity Fund                      1.85%     2.60%
Growth Fund                                 2.50%     3.25%
Multi-Cap Value Fund                        2.50%     3.25%

        These agreements may be terminated by either party. In addition, from time to time, the Investment Manager and Advisors may voluntarily waive their management and sub-advisory fees, and/or absorb certain expenses for the Funds.

        Pursuant to the Expense Limitation Agreements, voluntary waiver of fees and the assumption of expenses by the Investment Manager, the following amounts were waived or reimbursed for the year ended December 31, 2002.

                                          Management         Expense
                                                Fees  Reimbursements
Government Securities Fund                $   66,628  $       58,067
Income and Equity Fund                        34,224          44,282
Growth Fund                                    5,911          43,982
Multi-Cap Value Fund                          10,497          31,556

        With the exception of the Growth Fund, these waived and reimbursed expenses may be subject to future recoupment by the Investment Manager.

        Fund operating expenses may not fall below the current expense levels in subsequent years until the Investment Manager has fully recouped fees forgone and expenses paid or assumed, as each fund will reimburse the Investment Manager in subsequent years during which the Fund's total assets are greater than $20,000,000. Such recoupments, if any, are limited to a period of five years from the date on which the first reimbursement is made to the Investment Manager on a fund by fund basis. As of December 31, 2002, no reimbursements have been made. The cumulative amounts unrecouped by the Investment Manager since the commencement of operations are:

Government Securities Fund                          $914,483
Income and Equity Fund                              665,149
Balanced Fund                                       330,893
Multi-Cap Value Fund                                 42,053
Small Cap Fund                                      217,445

        For the year ended December 31, 2002, Pacific Global Fund
Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of

                           PACIFIC ADVISORS FUND INC.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

capital stock, after deducting amounts allowed to authorized distributors as commissions. The amounts are as follows:

                                          Underwriting
                                                  Fees  Commissions
                                              Retained         Paid
Government Securities Fund                $        999  $     5,215
Income and Equity Fund                             194        1,035
Balanced Fund                                    1,420        7,143
Growth Fund                                        626        2,960
Multi-Cap Value fund                             2,474       12,120
Small Cap Fund                                   2,418       11,442

        PGFD is a wholly-owned subsidiary of the Investment Manager.

        The Company and the Funds have entered into agreements with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,250. In addition, agreements to provide transfer agent services has also been entered into at a rate of $18.00 per year per open account and $2.00 per year per closed account with minimum charges of $1,250 per month and $750 per month, respectively, for the A and C share accounts. PGIS is a wholly owned subsidiary of the Investment Manager.

        Accounts payable to related parties consists of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

        The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% and 1.00% per annum of each Fund's daily net assets for A shares and C shares, respectively. For the period ended December 31, 2002, total service fees were:

Government Securities Fund                          $72,732
Income and Equity Fund                               27,942
Balanced Fund                                       107,980
Growth Fund                                           4,116
Small Cap Fund                                       22,759
Multi-Cap Value Fund                                  8,298

NOTE 4. PURCHASE AND SALES OF SECURITIES

        The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation on tax basis by each Fund for the year ended and as of December 31, 2002.

                                                                            As of December 31 2002
                            Year ended December 31 2002           Gross         Gross  Net Unrealized
                                  Cost of        Proceeds    Unrealized    Unrealized    Appreciation
                                Purchases      From Sales  Appreciation  Depreciation  (Depreciation)
Government Securities
  Fund                       $13,634,737     $35,713,826   $    253,405  $     53,045  $      200,360
Income and Equity Fund        3,532,579       3,308,229         200,919       236,663         (35,744)
Balanced Fund                13,307,195       7,298,751       1,961,127       481,861       1,479,266
Growth Fund                     623,973         471,776          24,172       151,247        (127,075)
Multi-Cap Value Fund          1,911,802          66,026          71,633       209,200        (137,567)
Small Cap Fund                1,753,222       2,707,044       1,427,125     1,715,868        (288,743)

                           PACIFIC ADVISORS FUND INC.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

NOTE 5. CAPITAL SHARE TRANSACTIONS

                                     Year ended            Year ended
                                 December 31, 2002     December 31, 2001
                                --------------------  --------------------
                                  Shares      Amount    Shares      Amount
                                --------  ----------  --------  ----------
GOVERNMENT SECURITIES FUND
CLASS A
Shares Sold                       34,514  $  344,746   183,496  $1,958,761
Reinvestment of Distributions      6,725      67,376    23,157     239,011
                                --------  ----------  --------  ----------
                                  41,239     412,122   206,653   2,197,772
Shares Repurchased              (275,743) (2,761,975) (125,468) (1,327,580)
                                --------  ----------  --------  ----------
Net Increase (decrease)         (234,504) $(2,349,853)   81,185 $  870,192
                                ========  ==========  ========  ==========
CLASS C
Shares Sold                      734,170  $7,228,983   170,695  $1,789,025
Reinvestment of Distributions     14,769     145,398    23,526     237,282
                                --------  ----------  --------  ----------
                                 748,939   7,374,381   194,221   2,026,307
Shares Repurchased               (76,231)   (751,517)  (24,999)   (260,388)
                                --------  ----------  --------  ----------
Net Increase                     672,708  $6,622,864   169,222  $1,765,919
                                ========  ==========  ========  ==========

                                     Year ended            Year ended
                                 December 31, 2002     December 31, 2001
                                --------------------  --------------------
                                  Shares      Amount    Shares      Amount
                                --------  ----------  --------  ----------
INCOME AND EQUITY FUND
CLASS A
Shares Sold                       21,069  $  212,796    81,153  $  865,675
Reinvestment of Distributions      4,889      48,737     4,103      43,103
                                --------  ----------  --------  ----------
                                  25,958     261,533    85,256     908,778
Shares Repurchased               (75,086)   (759,225)  (35,101)   (375,038)
                                --------  ----------  --------  ----------
Net Increase (decrease)          (49,128) $ (497,692)   50,155  $  533,740
                                ========  ==========  ========  ==========
CLASS C
Shares Sold                      225,675  $2,186,335    73,799  $  774,290
Reinvestment of Distributions      6,684      64,453     4,414      45,207
                                --------  ----------  --------  ----------
                                 232,359   2,250,788    78,213     819,497
Shares Repurchased               (26,493)   (255,649)  (21,469)   (225,030)
                                --------  ----------  --------  ----------
Net Increase                     205,866  $1,995,139    56,744  $  594,467
                                ========  ==========  ========  ==========

                           PACIFIC ADVISORS FUND INC.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

                                     Year ended            Year ended
                                 December 31, 2002     December 31, 2001
                                --------------------  --------------------
                                  Shares      Amount    Shares      Amount
                                --------  ----------  --------  ----------
BALANCED FUND
CLASS A
Shares Sold                       26,018  $  361,430    52,024  $  785,572
Reinvestment of Distributions         21         289     1,525      21,789
                                --------  ----------  --------  ----------
                                  26,039     361,719    53,549     807,361
Shares Repurchased               (83,109) (1,156,538)  (96,396) (1,459,083)
                                --------  ----------  --------  ----------
Net Decrease                     (57,070) $ (794,819)  (42,847) $ (651,722)
                                ========  ==========  ========  ==========
CLASS C
Shares Sold                      597,800  $8,043,311   252,091  $3,706,684
Reinvestment of Distributions         77       1,031       836      11,746
                                --------  ----------  --------  ----------
                                 597,877   8,044,342   252,927   3,718,430
Shares Repurchased               (72,607)   (962,837)  (34,806)   (506,416)
                                --------  ----------  --------  ----------
Net Increase                     525,270  $7,081,505   218,121  $3,212,014
                                ========  ==========  ========  ==========

                                     Year ended            Year ended
                                 December 31, 2002     December 31, 2001
                                --------------------  --------------------
                                  Shares      Amount    Shares      Amount
                                --------  ----------  --------  ----------
GROWTH FUND
CLASS A
Shares Sold                       15,090  $   93,215    15,377  $  125,475
Reinvestment of Distributions          -           -         -           -
                                  15,090      93,215    15,377     125,475
Shares Repurchased               (14,076)    (91,777)  (15,660)   (116,875)
                                --------  ----------  --------  ----------
Net Increase (decrease)            1,014  $    1,438      (283) $    8,600
                                ========  ==========  ========  ==========
CLASS C
Shares Sold                        4,662  $   29,243    20,796  $  176,804
Reinvestment of Distributions          -           -         -           -
                                   4,662      29,243    20,796     176,804
Shares Repurchased               (32,761)   (198,104)  (32,100)   (240,078)
                                --------  ----------  --------  ----------
Net Decrease                     (28,099) $ (168,861)  (11,304) $  (63,274)
                                ========  ==========  ========  ==========

                           PACIFIC ADVISORS FUND INC.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2002
--------------------------------------------------------------------------------

                                 April 1, 2002 (c)
                                         to                Year ended
                                 December 31, 2002     December 31, 2001
                                --------------------  --------------------
                                  Shares      Amount    Shares      Amount
                                --------  ----------  --------  ----------
MULTI-CAP VALUE FUND
CLASS A
Shares Sold                       66,523  $  603,547        NA          NA
Reinvestment of Distributions          -           -        NA          NA
                                  66,523     603,547        NA          NA
Shares Repurchased                (3,342)    (27,691)       NA          NA
                                --------  ----------  --------  ----------
Net Increase                      63,181  $  575,856        NA          NA
                                ========  ==========  ========  ==========
CLASS C
Shares Sold                      169,379  $1,538,361        NA          NA
Reinvestment of Distributions          -           -        NA          NA
                                --------  ----------  --------  ----------
                                 169,379   1,538,361        NA          NA
Shares Repurchased               (11,638)    (91,930)       NA          NA
                                --------  ----------  --------  ----------
Net Increase                     157,741  $1,446,431        NA          NA
                                ========  ==========  ========  ==========

                                     Year ended            Year ended
                                 December 31, 2002     December 31, 2001
                                --------------------  --------------------
                                  Shares      Amount    Shares      Amount
                                --------  ----------  --------  ----------
SMALL CAP FUND
CLASS A
Shares Sold                       60,959  $  843,468   389,300  $5,904,727
Reinvestment of Distributions        283       2,964    20,818     307,699
                                --------  ----------  --------  ----------
                                  61,242     846,432   410,118   6,212,426
Shares Repurchased              (105,947) (1,342,073) (391,052) (5,865,605)
                                --------  ----------  --------  ----------
Net Increase (decrease)          (44,705) $ (495,641)   19,066  $  346,821
                                ========  ==========  ========  ==========
CLASS C
Shares Sold                       16,170  $  210,665    28,912  $  417,137
Reinvestment of Distributions         37         359     3,166      44,444
                                --------  ----------  --------  ----------
                                  16,207     211,024    32,078     461,581
Shares Repurchased               (21,161)   (219,488)   (5,668)    (83,503)
                                --------  ----------  --------  ----------
Net Increase (decrease)           (4,954) $   (8,464)   26,410  $  378,078
                                ========  ==========  ========  ==========

(c)  Commencement of operations

                           PACIFIC ADVISORS FUND INC.
                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                         GOVERNMENT SECURITIES FUND
                                              ------------------------------------------------
                                                                  Class A
                                              ------------------------------------------------
                                                      For the year ended December 31,
                                              ------------------------------------------------
                                                  2002      2001      2000      1999      1998
                                              ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $ 10.15   $ 10.88   $  9.74   $ 10.59   $  9.87
                                              -------   -------   -------   -------   -------
     Income from investing operations
          Net investment income                  0.31      0.31      0.35      0.30      0.34
          Net realized and unrealized gains
               (losses) on securities           (0.04)    (0.37)     1.41     (0.84)     1.38
                                              -------   -------   -------   -------   -------
     Total from investment operations            0.27     (0.06)     1.76     (0.54)     1.72
                                              -------   -------   -------   -------   -------
     Less distributions
          From net investment income            (0.21)    (0.29)    (0.34)    (0.29)    (0.33)
          From net capital gains                (0.01)    (0.38)    (0.28)    (0.02)    (0.67)
                                              -------   -------   -------   -------   -------
     Total distributions                        (0.22)    (0.67)    (0.62)    (0.31)    (1.00)
                                              -------   -------   -------   -------   -------
     Net asset value, end of period           $ 10.20   $ 10.15   $ 10.88   $  9.74   $ 10.59
                                              -------   -------   -------   -------   -------

TOTAL INVESTMENT RETURN (b)                      2.78%    (0.49)%   18.42%    (5.04)%   17.82%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $ 4,125   $ 6,487   $ 6,071   $ 5,220   $ 5,456
     Ratio of net investment income to
        average net assets
               With expense reductions           2.57%     3.01%     3.46%     2.99%     3.32%
               Without expense reductions        1.42%     2.22%     2.08%     1.02%     1.04%
     Ratio of expenses to average net assets
               With expense reductions           1.65%     1.65%     1.65%     1.60%     1.66%
               Without expense reductions        2.80%     2.43%     3.03%     3.57%     3.94%
     Fund portfolio turnover rate              212.10%    75.81%    22.21%   147.01%    41.98%

                                                                       Class C
                                              ----------------------------------------------------------
                                                 For the year ended December 31,        April 2, 1998(c)
                                              --------------------------------------                  to
                                                  2002      2001      2000      1999   December 31, 1998
                                              ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $  9.96   $ 10.74   $  9.63   $ 10.50   $          10.24
                                              -------   -------   -------   -------   ----------------
     Income from investing operations
          Net investment income                  0.23      0.25      0.29      0.27               0.23
          Net realized and unrealized gains
               (losses) on securities           (0.04)    (0.38)     1.38     (0.88)              1.02
                                              -------   -------   -------   -------   ----------------
     Total from investment operations            0.19     (0.13)     1.67     (0.61)              1.25
                                              -------   -------   -------   -------   ----------------
     Less distributions
          From net investment income            (0.19)    (0.27)    (0.28)    (0.24)             (0.32)
          From net capital gains                (0.01)    (0.38)    (0.28)    (0.02)             (0.67)
                                              -------   -------   -------   -------   ----------------
     Total distributions                        (0.20)    (0.65)    (0.56)    (0.26)             (0.99)
                                              -------   -------   -------   -------   ----------------
     Net asset value, end of period           $  9.95   $  9.96   $ 10.74   $  9.63   $          10.50
                                              -------   -------   -------   -------   ----------------

TOTAL INVESTMENT RETURN (b)                      1.98%    (1.21)%   17.57%    (5.77)%            12.48%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $10,858   $ 4,172   $ 2,682   $ 1,923   $            795
     Ratio of net investment income to
          average net assets
               With expense reductions           1.90%     2.25%     2.79%     2.18%              2.05%(a)
               Without expense reductions        0.81%     1.28%     1.23%     0.22%              0.63%(a)
     Ratio of expenses to average net assets
               With expense reductions           2.40%     2.40%     2.36%     2.38%              1.06%(a)
               Without expense reductions        3.49%     3.37%     3.92%     4.34%              2.48%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation
(c)  Commencement of operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                           INCOME AND EQUITY FUND
                                              ------------------------------------------------
                                                                  Class A
                                              ------------------------------------------------
                                                      For the year ended December 31,
                                              ------------------------------------------------
                                                  2002      2001      2000      1999      1998
                                              ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $ 10.31   $ 10.43   $ 10.39   $ 10.74   $  9.98
                                              -------   -------   -------   -------   -------
     Income from investing operations
          Net investment Income                  0.39      0.42      0.52      0.43      0.37
          Net realized and unrealized gains
               (losses) on securities           (0.49)    (0.14)     0.07     (0.39)     0.83
                                              -------   -------   -------   -------   -------
     Total from investment operations           (0.10)     0.28      0.59      0.04      1.20
                                              -------   -------   -------   -------   -------
     Less distributions
          From net investment income            (0.30)    (0.40)    (0.55)    (0.37)    (0.34)
          From net capital gains                    -         -         -     (0.02)    (0.10)
                                              -------   -------   -------   -------   -------
     Total distributions                        (0.30)    (0.40)    (0.55)    (0.39)    (0.44)
                                              -------   -------   -------   -------   -------
     Net asset value, end of period           $  9.91   $ 10.31   $ 10.43   $ 10.39   $ 10.74
                                              -------   -------   -------   -------   -------

TOTAL INVESTMENT RETURN (b)                     (0.92)%    2.63%     6.03%     0.19%    12.14%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $ 2,117   $ 2,708   $ 2,217   $ 2,664   $ 2,646
     Ratio of net investment income to
        average net assets
               With expense reductions           3.43%     4.28%     4.67%     4.08%     3.68%
               Without expense reductions        1.75%     2.66%     2.76%     1.86%     0.83%
     Ratio of expenses to average net assets
               With expense reductions           1.85%     1.85%     1.83%     1.85%     1.83%
               Without expense reductions        3.53%     3.47%     3.75%     4.06%     4.67%
     Fund portfolio turnover rate               91.50%    43.38%    21.83%    37.34%    16.72%

                                                                       Class C
                                              ----------------------------------------------------------
                                                 For the year ended December 31,        April 2, 1998(c)
                                              --------------------------------------                  to
                                                  2002      2001      2000      1999   December 31, 1998
                                              ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $ 10.03   $ 10.26   $ 10.15   $ 10.62   $          10.39
                                              -------   -------   -------   -------   ----------------
     Income from investing operations
          Net investment Income                  0.34      0.42      0.35      0.41               0.22
          Net realized and unrealized gains
               (losses) on securities           (0.51)    (0.22)     0.10     (0.43)              0.43
                                              -------   -------   -------   -------   ----------------
     Total from investment operations           (0.17)     0.20      0.45     (0.02)              0.65
                                              -------   -------   -------   -------   ----------------
     Less distributions
          From net investment income            (0.26)    (0.43)    (0.34)    (0.43)             (0.32)
          From net capital gains                    -         -         -     (0.02)             (0.10)
                                              -------   -------   -------   -------   ----------------
     Total distributions                        (0.26)    (0.43)    (0.34)    (0.45)             (0.42)
                                              -------   -------   -------   -------   ----------------
     Net asset value, end of period           $  9.60   $ 10.03   $ 10.26   $ 10.15   $          10.62
                                              -------   -------   -------   -------   ----------------

TOTAL INVESTMENT RETURN (b)                     (1.60)%    1.81%     4.32%    (0.02)%             6.41%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $ 3,284   $ 1,365   $   815   $ 1,850   $            702
     Ratio of net investment income to
          average net assets
               With expense reductions           2.95%     3.58%     3.90%     3.45%              2.16%(a)
               Without expense reductions        1.15%     1.65%     1.88%     1.65%              0.31%(a)
     Ratio of expenses to average net assets
               With expense reductions           2.60%     2.60%     2.55%     2.51%              1.43%(a)
               Without expense reductions        4.39%     4.54%     4.57%     4.30%              3.28%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation
(c)  Commencement of operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                               BALANCED FUND
                                              ------------------------------------------------
                                                                  Class A
                                              ------------------------------------------------
                                                      For the year ended December 31,
                                              ------------------------------------------------
                                                  2002      2001      2000      1999      1998
                                              ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $ 14.42   $ 15.22   $ 14.04   $ 12.69   $ 12.06
                                              -------   -------   -------   -------   -------
     Income from investing operations
          Net investment income                  0.06      0.10      0.21      0.12      0.03
          Net realized and unrealized gains
               (losses) on securities           (0.79)    (0.81)     1.19      1.47      0.90
                                              -------   -------   -------   -------   -------
     Total from investment operations           (0.73)    (0.71)     1.40      1.59      0.93
                                              -------   -------   -------   -------   -------
     Less distributions
          From net investment income                -     (0.09)    (0.15)    (0.12)        -
          From net capital gains                    -         -     (0.07)    (0.12)    (0.30)
                                              -------   -------   -------   -------   -------
     Total distributions                            -     (0.09)    (0.22)    (0.24)    (0.30)
                                              -------   -------   -------   -------   -------
     Net asset value, end of period           $ 13.69   $ 14.42   $ 15.22   $ 14.04   $ 12.69
                                              -------   -------   -------   -------   -------

TOTAL INVESTMENT RETURN (b)                     (5.05)%   (4.69)%    9.99%    12.61%     7.76%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $ 3,977   $ 5,013   $ 5,942   $ 7,008   $ 6,420
     Ratio of net investment income to
        average net assets
               With expense reductions           0.30%     0.55%     1.15%     0.91%     0.22%
               Without expense reductions        0.30%     0.55%     0.74%     0.51%    (0.18)%
     Ratio of expenses to average net assets
               With expense reductions           3.47%     3.22%     2.88%     3.22%     3.48%
               Without expense reductions        3.47%     3.22%     3.28%     3.62%     3.88%
     Fund portfolio turnover rate               57.74%    42.20%    43.30%    52.47%    53.97%

                                                                       Class C
                                              ----------------------------------------------------------
                                                 For the year ended December 31,        April 2, 1998(c)
                                              --------------------------------------                  to
                                                  2002      2001      2000      1999   December 31, 1998
                                              ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $ 14.18   $ 14.99   $ 13.91   $ 12.61   $          13.09
                                              -------   -------   -------   -------   ----------------
     Income from investing operations
          Net investment income                  0.01      0.01      0.07      0.03              (0.04)
          Net realized and unrealized gains
               (losses) on securities           (0.79)    (0.80)     1.17      1.42              (0.13)
                                              -------   -------   -------   -------   ----------------
     Total from investment operations           (0.78)    (0.79)     1.24      1.45              (0.17)
                                              -------   -------   -------   -------   ----------------
     Less distributions
          From net investment income                -     (0.02)    (0.09)    (0.03)             (0.01)
          From net capital gains                    -         -     (0.07)    (0.12)             (0.30)
                                              -------   -------   -------   -------   ----------------
     Total distributions                            -     (0.02)    (0.16)    (0.15)             (0.31)
                                              -------   -------   -------   -------   ----------------
     Net asset value, end of period           $ 13.40   $ 14.18   $ 14.99   $ 13.91   $          12.61
                                              -------   -------   -------   -------   ----------------

TOTAL INVESTMENT RETURN (b)                     (5.49)%   (5.25)%    8.92%    11.57%             (1.28)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $14,035   $ 7,404   $ 4,559   $ 1,552   $            378
     Ratio of net investment income to
          average net assets
               With expense reductions          (0.16)%   (0.08)%    0.39%     0.01%             (0.64)%(a)
               Without expense reductions       (0.16)%   (0.08)%   (0.01)%   (0.39)%            (0.91)%(a)
     Ratio of expenses to average net assets
               With expense reductions           4.15%     3.99%     3.63%     4.07%              3.12%(a)
               Without expense reductions        4.15%     3.99%     4.03%     4.47%              3.39%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation
(c)  Commencement of operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                   GROWTH FUND
                                              ------------------------------------------------------
                                                                     Class A
                                              ------------------------------------------------------
                                               For the year ended December 31,        May 3, 1999(c)
                                              ----------------------------------                  to
                                                    2002        2001        2000   December 31, 1999
                                              ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period      $  7.04     $  9.83     $ 11.67    $          10.00
                                               -------     -------     -------    ----------------
     Income from investing operations
          Net investment expense                 (0.12)      (0.11)      (0.01)              (0.02)
          Net realized and unrealized gains
              (losses) on securities             (1.44)      (2.68)      (1.83)               1.69
                                               -------     -------     -------    ----------------
     Total from investment operations            (1.56)      (2.79)      (1.84)               1.67
                                               -------     -------     -------    ----------------
     Less distributions
          From net investment income                 -           -           -                   -
          From net capital gains                     -           -           -                   -
                                               -------     -------     -------    ----------------
     Total distributions                             -           -           -                   -
                                               -------     -------     -------    ----------------
     Net asset value, end of period            $  5.48     $  7.04     $  9.83    $          11.67
                                               -------     -------     -------    ----------------

TOTAL INVESTMENT RETURN (b)                     (22.16)%    (28.38)%    (15.77)%             16.70%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)           $   464     $   588     $   825    $            328
     Ratio of net investment income to
        average net assets
               With expense reductions           (1.97)%     (1.26)%     (0.24)%             (0.27)%(a)
               Without expense reductions        (8.25)%     (5.44)%     (3.98)%             (8.40)%(a)
     Ratio of expenses to average net assets
               With expense reductions            2.50%       2.44%       2.50%               1.63%(a)
               Without expense reductions         8.77%       6.62%       6.23%               9.75%(a)
     Fund portfolio turnover rate                78.06%      57.61%      16.00%               0.00%

                                                                     Class C
                                              ------------------------------------------------------
                                               For the year ended December 31,        May 3, 1999(c)
                                              ----------------------------------                  to
                                                    2002        2001        2000   December 31, 1999
                                              ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period      $  6.89     $  9.70     $ 11.61    $          10.00
                                               -------     -------     -------    ----------------
     Income from investing operations
          Net investment expense                 (0.44)      (0.22)      (0.06)              (0.04)
          Net realized and unrealized gains
              (losses) on securities             (1.12)      (2.59)      (1.85)               1.65
                                               -------     -------     -------    ----------------
     Total from investment operations            (1.56)      (2.81)      (1.91)               1.61
                                               -------     -------     -------    ----------------
     Less distributions
          From net investment income                 -           -           -                   -
          From net capital gains                     -           -           -                   -
                                               -------     -------     -------    ----------------
     Total distributions                             -           -           -                   -
                                               -------     -------     -------    ----------------
     Net asset value, end of period            $  5.33     $  6.89     $  9.70    $          11.61
                                               -------     -------     -------    ----------------

TOTAL INVESTMENT RETURN (b)                     (22.64)%    (28.97)%    (16.45)%             16.10%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)           $   190     $   439     $   728    $            278
     Ratio of net investment income to
        average net assets
               With expense reductions           (2.75)%     (2.04)%     (0.97)%             (0.61)%(a)
               Without expense reductions        (8.67)%     (5.59)%     (4.04)%             (8.74)%(a)
     Ratio of expenses to average net assets
               With expense reductions            3.25%       3.23%       3.25%               2.16%(a)
               Without expense reductions         9.17%       6.77%       6.32%              10.28%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation
(c)  Commencement of operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                              MULTI-CAP VALUE FUND
                                              --------------------
                                                    Class A
                                              --------------------
                                                  April 1, 2002(c)
                                                                to
                                                 December 31, 2002
                                              --------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $             10.00
                                              -------------------
     Income from investing operations
          Net investment expense                            (0.07)
          Net realized and unrealized gains
           (losses) on securities                           (1.98)
                                              -------------------
     Total from investment operations                       (2.05)
                                              -------------------
     Less distributions
          From net investment income                            -
          From net capital gains                                -
                                              -------------------
     Total distributions                                        -
                                              -------------------
     Net asset value, end of period           $              7.95
                                              -------------------

TOTAL INVESTMENT RETURN (b)                                (20.50)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $               503
     Ratio of net investment income to
        average net assets
               With expense reductions                      (1.09)%(a)
               Without expense reductions                   (4.27)%(a)
     Ratio of expenses to average net assets
               With expense reductions                       1.88%(a)
               Without expense reductions                    5.06%(a)
     Fund portfolio turnover rate                            6.22%(a)

                                                       Class C
                                              --------------------------
                                                        April 1, 2002(c)
                                                                      to
                                                       December 31, 2002
                                              --------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $                   10.00
                                              -------------------------
     Income from investing operations
          Net investment expense                                  (0.52)
          Net realized and unrealized gains
           (losses) on securities                                 (1.57)
                                              -------------------------
     Total from investment operations                             (2.09)
                                              -------------------------
     Less distributions
          From net investment income                                  -
          From net capital gains                                      -
                                              -------------------------
     Total distributions                                              -
                                              -------------------------
     Net asset value, end of period           $                    7.91
                                              -------------------------

TOTAL INVESTMENT RETURN (b)                                      (20.90)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $                   1,247
     Ratio of net investment income to
        average net assets
               With expense reductions                            (1.66)%(a)
               Without expense reductions                         (4.60)%(a)
     Ratio of expenses to average net assets
               With expense reductions                             2.44%(a)
               Without expense reductions                          5.38%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation
(c)  Commencement of operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                               SMALL CAP FUND
                                              ------------------------------------------------
                                                                  Class A
                                              ------------------------------------------------
                                                      For the year ended December 31,
                                              ------------------------------------------------
                                                  2002      2001      2000      1999      1998
                                              ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $ 15.23   $ 13.42   $ 11.98   $ 14.23   $ 17.51
                                              -------   -------   -------   -------   -------
     Income from investing operations
          Net investment expense                (0.85)    (0.42)    (0.79)    (0.61)    (0.58)
          Net realized and unrealized gains
               (losses) on securities           (4.05)     3.11      2.32     (1.63)    (2.34)
                                              -------   -------   -------   -------   -------
     Total from investment operations           (4.90)     2.69      1.53     (2.24)    (2.92)
                                              -------   -------   -------   -------   -------
     Less distributions
          From net investment income                -         -         -         -         -
          From net capital gains                (0.01)    (0.88)    (0.09)    (0.01)    (0.36)
                                              -------   -------   -------   -------   -------
     Total distributions                        (0.01)    (0.88)    (0.09)    (0.01)    (0.36)
                                              -------   -------   -------   -------   -------
     Net asset value, end of period           $ 10.32   $ 15.23   $ 13.42   $ 11.98   $ 14.23
                                              -------   -------   -------   -------   -------

TOTAL INVESTMENT RETURN (b)                    (32.20)%   20.23%    12.83%   (15.75)%  (16.66)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $ 4,763   $ 7,715   $ 6,541   $ 6,976   $ 9,331
     Ratio of net investment income to
        average net assets
               With expense reductions          (4.01)%   (3.44)%   (3.20)%   (3.36)%   (3.71)%
               Without expense reductions       (4.01)%   (3.44)%   (3.20)%   (3.36)%   (3.71)%
     Ratio of expenses to average net assets
               With expense reductions           4.52%     3.74%     3.58%     3.92%     4.02%
               Without expense reductions        4.52%     3.74%     3.58%     3.92%     4.02%
     Fund portfolio turnover rate               23.39%    43.89%    44.82%    68.18%    49.63%

                                                                       Class C
                                              ----------------------------------------------------------
                                                 For the year ended December 31,        April 2, 1998(c)
                                              --------------------------------------                  to
                                                  2002      2001      2000      1999   December 31, 1998
                                              ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $ 14.47   $ 13.04   $ 11.93   $ 14.24   $          19.70
                                              -------   -------   -------   -------   ----------------
     Income from investing operations
          Net investment expense                (0.88)    (0.08)    (0.78)    (0.18)             (0.29)
          Net realized and unrealized gains
               (losses) on securities           (3.93)     2.39      1.98     (2.12)             (4.81)
                                              -------   -------   -------   -------   ----------------
     Total from investment operations           (4.81)     2.31      1.20     (2.30)             (5.10)
                                              -------   -------   -------   -------   ----------------
     Less distributions
          From net investment income                -         -         -         -                  -
          From net capital gains                (0.01)    (0.88)    (0.09)    (0.01)             (0.36)
                                              -------   -------   -------   -------   ----------------
     Total distributions                        (0.01)    (0.88)    (0.09)    (0.01)             (0.36)
                                              -------   -------   -------   -------   ----------------
     Net asset value, end of period           $  9.65   $ 14.47   $ 13.04   $ 11.93   $          14.24
                                              -------   -------   -------   -------   ----------------

TOTAL INVESTMENT RETURN (b)                    (33.27)%   17.91%    10.11%   (16.16)%           (25.88)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $   543   $   886   $   454   $   459   $            239
     Ratio of net investment income to
          average net assets
               With expense reductions          (5.47)%   (5.48)%   (5.52)%   (3.78)%            (3.68)%(a)
               Without expense reductions       (5.47)%   (5.48)%   (5.52)%   (3.78)%            (3.68)%(a)
     Ratio of expenses to average net assets
               With expense reductions           5.97%     5.78%     5.90%     4.38%              3.85%(a)
               Without expense reductions        5.97%     5.78%     5.90%     4.38%              3.85%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation
(c)  Commencement of operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Board of Directors and Shareholders
Pacific Advisors Fund Inc.

    We have audited the statements of assets and liabilities, including the schedules of investments, of Pacific Advisors Fund Inc. (comprising, respectively, the Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund) ("the Fund"), as of December 31, 2002, the related statements of operations, the statements of changes in net assets and the financial highlights for the respective periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Pacific Advisors Fund Inc. as of December 31, 2002, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP
Los Angeles, California

January 24, 2003

                           PACIFIC ADVISORS FUND INC.
                             DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                             POSITIONS(S)   TERM OF OFFICES    PRINCIPAL OCCUPATIONS        FUND COMPLEX
                             HELD WITH THE   AND LENGTH OF            DURING                OVERSEEN BY       OTHER DIRECTORSHIPS
   NAME, ADDRESS AND AGE        COMPANY       TIME SERVED          PAST 5 YEARS               TRUSTEE           HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

Thomas M. Brinker (69)         Director       Since 1992     1970 - Present: President   6 Pacific Advisors          None
1 North Ormond Avenue                                        Fringe Benefits,Inc/           Mutual Funds
Havertown, PA 19083                                          Financial Foresight,
                                                             Ltd.,
                                                             d/b/a The Brinker
                                                             Organization (Financial
                                                             Services Companies)

Victoria Breen (51)            Director       Since 1992     1992 - Present: Assistant   6 Pacific Advisors          None
603 West Ojai Avenue         and Assistant                   Secretary and Director,        Mutual Funds
Ojai, CA 93023                 Secretary                     Pacific Global Investment
                                                             Management Company,
                                                             Pacific Global Investor
                                                             Services, Inc.

                                                             1994 - Present: General
                                                             Agent, Transamerica Life
                                                             Companies and Registered
                                                             Principal, Transamerica
                                                             Financial
                                                             Resources, Inc.

                                                             1986 - Present: Branch
                                                             Manager, Derby & Derby
                                                             Inc. (Financial Services
                                                             Company)

Thomas H. Hanson (52)            Vice         Since 1992     1992 - Present: Executive   6 Pacific Advisors          None
206 North Jackson Street       President                     Vice President and             Mutual Funds
Suite 301                    and Secretary                   Director, Pacific Global
Glendale, CA 91206                                           Investment Management
                                                             Company; President and
                                                             Director, Pacific Global
                                                             Fund Distributors, Inc.;
                                                             President and Director,
                                                             Pacific Global Investor
                                                             Services, Inc.

                                                             1997 - 2001: Vice
                                                             President and Director,
                                                             Pacific Global Investment
                                                             Fund Ltd.

                                                             1993 - Present: Owner,
                                                             Director, Chairman,
                                                             President and CEO of
                                                             TriVest Capital
                                                             Management, Inc.

                           PACIFIC ADVISORS FUND INC.

                             DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                             POSITIONS(S)   TERM OF OFFICES    PRINCIPAL OCCUPATIONS        FUND COMPLEX
                             HELD WITH THE   AND LENGTH OF            DURING                OVERSEEN BY       OTHER DIRECTORSHIPS
   NAME, ADDRESS AND AGE        COMPANY       TIME SERVED          PAST 5 YEARS               TRUSTEE           HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

Catherine L. Henning (25)      Assistant      Since 2002     2002 - Present: Assistant   6 Pacific Advisors          None
206 North Jackson Street       Secretary                     Secretary, Pacific Global      Mutual Funds
Suite 301                                                    Investment Management
Glendale, CA 91206                                           Company, Pacific Global
                                                             Fund Distributors, Inc.
                                                             and Pacific Global
                                                             Investor Services, Inc.

                                                             1999 - Present: Marketing
                                                             Coordinator, Pacific
                                                             Global Investment
                                                             Management Company

George A. Henning (55)       President and    Since 1992     1991 - Present: Chairman,   6 Pacific Advisors          None
206 North Jackson Street       Chairman                      President, and Director,       Mutual Funds
Suite 301                                                    Pacific Global Investment
Glendale, CA 91206                                           Management Company;
                                                             Chairman and Director,
                                                             Pacific Global Fund
                                                             Distributors, Inc.;
                                                             Chairman and Director,
                                                             Pacific Global Investor
                                                             Services, Inc.

                                                             1997 - 2001: Chairman and
                                                             Director, Pacific Global
                                                             Investment Fund, Ltd.
                                                             Pacific Advisors Fund
                                                             Inc.

Barbara A. Kelley (49)         Treasurer      Since 2001     2001 - Present: Executive   6 Pacific Advisors          None
206 North Jackson Street                                     Vice President,                Mutual Funds
Suite 301                                                    Treasurer, Pacific Global
Glendale, CA 91206                                           Investment Management
                                                             Company; Treasurer and
                                                             Director, Pacific Global
                                                             Fund Distributors, Inc.;
                                                             President and Treasurer,
                                                             Pacific Global Investor
                                                             Services, Inc.

                                                             1999 - Present: Director,
                                                             Pacific Global Investment
                                                             Management Company

                                                             1990 - 1999: President,
                                                             Transamerica Financial
                                                             Resources

                           PACIFIC ADVISORS FUND INC.

                             DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                             POSITIONS(S)   TERM OF OFFICES    PRINCIPAL OCCUPATIONS        FUND COMPLEX
                             HELD WITH THE   AND LENGTH OF            DURING                OVERSEEN BY       OTHER DIRECTORSHIPS
   NAME, ADDRESS AND AGE        COMPANY       TIME SERVED          PAST 5 YEARS               TRUSTEE           HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

L. Michael Haller (59)         Director       Since 1992     2002 - Present: Executive   6 Pacific Advisors          None
5924 Colodny                                                 Vice President, Sammy          Mutual Funds
Agoura, CA 91301                                             Studios, Inc.
                                                             (Entertainment Company)

                                                             2001 - 2002: Vice
                                                             President and Executive
                                                             Producer, Electronic
                                                             Arts; President,
                                                             International Media
                                                             Group, Inc.
                                                             (Entertainment Company)

                                                             1978 - 2001: Consultant,
                                                             Asahi Broadcasting Corp.
                                                             (Entertainment Company)

Takashi Makinodan, Ph.D        Director       Since 1995     1992 - Present: Director,   6 Pacific Advisors          None
(78)                                                         Medical Treatment              Mutual Fund
107 S. Barrington Place                                      Effectiveness Program
Los Angeles, CA 90049                                        (MEDTEP), Center on Asian
                                                             and Pacific Islanders

                                                             1991 - Present: Associate
                                                             Director of Research,
                                                             Geriatric Research
                                                             Education Clinic Center,
                                                             VA Medical Center

Gerald E. Miller (73)          Director       Since 1992     1992 - Present: Retired     6 Pacific Advisors          None
5262 Bridgetown Place                                                                       Mutual Funds
Westlake Village, CA 91362

Louise K. Taylor, Ph.D (57)    Director       Since 1992     1991 - Present:             6 Pacific Advisors          None
325 East Huntington Dr.                                      Superintendent, Monrovia       Mutual Funds
Monrovia, CA 91016                                           Unified School District

Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders. Certain Directors are considered interested persons of the Company as defined in the 1940 Act. All directors oversee all five Funds of the Company.

PACIFIC ADVISORS
          Fund Inc

                                   [GRAPHIC]

DIRECTORS
    GEORGE A. HENNING, CHAIRMAN
    VICTORIA L. BREEN
    THOMAS M. BRINKER
    L. MICHAEL HALLER III
    TAKASHI MAKINODAN, PH.D.
    GERALD E. MILLER
    LOUISE K. TAYLOR, PH.D.

OFFICERS
    GEORGE A. HENNING, PRESIDENT
    THOMAS H. HANSON, VICE PRESIDENT AND
    SECRETARY
    VICTORIA L. BREEN, ASSISTANT SECRETARY
    CATHERINE L. HENNING, ASSISTANT SECRETARY
    BARBARA A. KELLEY, TREASURER

INVESTMENT MANAGER
    PACIFIC GLOBAL INVESTMENT MANAGEMENT
    COMPANY
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206

BALANCED FUND ADVISER
    BACHE CAPITAL MANAGEMENT, INC.
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 92106

GOVERNMENT SECURITIES FUND ADVISER
    SPECTRUM ASSET MANAGEMENT, INC.
    1301 DOVE STREET, SUITE 970
    NEWPORT BEACH, CALIFORNIA 92660

MULTI-CAP VALUE FUND ADVISER
    MEYERS CAPITAL MANAGEMENT LLC
    8901 WILSHIRE BOULEVARD
    BEVERLY HILLS, CALIFORNIA 90211

TRANSFER AGENT AND ADMINISTRATOR
    PACIFIC GLOBAL INVESTOR SERVICES, INC.
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206

DISTRIBUTOR
    PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206
    (800) 989-6693

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.

                          PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
              [LOGO]      206 NORTH JACKSON STREET, SUITE 301                                PRSRT STD
                          GLENDALE, CALIFORNIA 91206                                       U. S. POSTAGE
                                                                                               PAID
                                                                                           GLENDALE, CA
                                                                                          PERMIT NO. 1090

                                                                       pg101.898